OMB APPROVAL

OMB Number: 3235-0570
Expires: September 31, 2007
Estimated average burden
hours per response: 19.4

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)	(Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 632-6000

Date of fiscal year end:  12/31

Date of reporting period:  6/30/07

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds

Lazard Funds
Semi-Annual
Report

JUNE 30, 2007

The Lazard Funds, Inc.

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc., you may obtain the prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about Portfolios of The Lazard Funds, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

The Lazard Funds, Inc.
Investment Overviews

A Message from Lazard

With stock markets around the globe reaching and, in some cases, surpassing their all-time highs, strong gains have increased the value of many investors’ portfolios. However, long-term positive returns for stocks may have made your portfolio more risky. As the value of stocks has climbed, so too may have the stock portion of your overall asset allocation. And, in general, with a higher exposure to stocks comes a higher exposure to risk from market fluctuations.

Your portfolio’s asset allocation moves away from its original allocation all of the time, as one asset class outperforms or lags behind another. When this occurs, the outperforming asset class or investment style takes on a greater weighting within your overall portfolio, while the underperforming asset classes or styles take on less weighting. The direction and magnitude of your allocation’s changes depend on how much returns diverge among the different classes or styles. Though you should avoid continually tinkering with your mix of investments, maintaining your desired investment allotments requires periodic review and an occasional reallocation of your assets, especially after strong market gains or losses.

Here are three ways you can realign the individual components of your portfolio back to your target mix: direct future purchases to asset classes that are below their target percentages, direct dividends from asset classes that exceed their targets into those that are below target, or shift money out of the asset classes that exceed their targets into the other investments. Of course there may be tax consequences if you make changes in non-retirement accounts. Rebalancing sounds simple. But reallocating assets away from investments that have done well to those that haven’t can be difficult since investors naturally want to stick with their winners. But remember that rebalancing is not about maximizing potential return, it’s about maintaining a risk profile that is consistent with your needs and comfort level.

Have rising equity markets unbalanced the asset allocation of your portfolio? If so, this may be good time to meet with your financial advisor for an allocation check-up, in order to protect against a shift in your target asset allocation and risk profile due to recent market events.

World Markets Overview

U.S. Equities: The Fed Stays the Course

U.S. stocks rose modestly in the beginning of 2007, fueled by the combination of moderating economic growth, solid corporate profits, and strong mergers and acquisitions activity. Then, a sharp selloff began two days before the end of February, driving indices to modest losses. While there was no obvious trigger for the selloff, some analysts pointed to a sharp decline in Chinese shares. Others blamed the rally in the Japanese yen, which implied that speculators were reversing the “carry trade.” Stocks recovered much of these losses in March and rose steadily in April and May. But stocks experienced increased volatility again in June, as the rise in interest rates accelerated and investors became increasingly cautious following news of potential hedge fund losses in the subprime mortgage market. The Federal Reserve decided to leave interest rates unchanged at the June meeting, with inflation concerns and sustained economic growth as the main drivers behind its decision. From a sector perspective, many of the sectors that did well last year, such as materials, telecom services, and energy, continued to perform well during the first half of 2007. Conversely, more economically defensive groups, such as health care and consumer staples, continued to lag. Financials were among the worst-performing groups, as uncertainty surrounding the scope of the recent rise in subprime-loan defaults weighed on the sector.

During the first half of 2007, large-cap stocks outpaced small caps, as investors began to appreciate their more stable cash flows and dividend yields. Large-cap stocks, as measured by the Russell 1000® Index, gained 7.18%, while small-cap stocks returned 6.45% as measured by the Russell 2000® Index. Mid-cap stocks outperformed both their large-and small-cap brethren, as the Russell Midcap® Index rose 9.90%. Growth stocks also fared better than their value counterparts at each capitalization tier during the first half of the year. Large-cap growth stocks, as measured by the Russell 1000 Growth Index, rose 8.13%, while large-cap value stocks gained 6.23%, as measured by the Russell 1000 Value Index. Mid-cap growth stocks also enjoyed an edge over their value peers, as the Russell Midcap Growth Index rose 10.97%, beating the 8.69% return of the Russell Midcap Value Index. Finally, small-cap

The Lazard Funds, Inc.
Investment Overviews (continued)

growth stocks, as measured by the Russell 2000 Growth Index, rose 9.33%, while small-cap value stocks, as measured by the Russell 2000 Value Index, finished with a 3.80% return.

International Equities: Strength in European Economy Drives Stocks Higher

Continued strength in the European economy, coupled with robust mergers activity, helped international stocks outperform their U.S. counterparts in the first half of 2007. The first quarter started off strongly, as the momentum from equity markets in 2006 continued into 2007. At the end of February, the market experienced a sharp correction, as concerns about the U.S. economy, particularly the housing market, caused investors around the world to take profits that had been built up over the previous eight months of positive stock-market returns. Currency movements, particularly the strengthening of the yen against the U.S. dollar, exacerbated the selloff, as investors were forced to pull back on the yen-denominated leverage that had helped fuel the previous stock-market rally. Markets quickly stabilized and, by the end of March, had almost fully recovered their previous highs. The second quarter started out well for equity markets, with a strong April. However, May and June proved more volatile, as concerns about interest rates, various housing markets around the globe, and possible further fallout from the decline of the U.S. subprime mortgage market occupied investors’ attention. Industrial cyclical sectors, such as capital goods, technology, and commodity stocks, including oil, performed well, as global GDP growth continued to be strong. Rising global interest rates, driven by a real increase in financing costs rather than inflation trends, put pressure on interest-rate-sensitive areas of the market, such as utilities, banks, property companies, and many consumer stocks. European and Asian markets outside of Japan performed well, while Japanese stocks lagged significantly amid concerns about the country’s economic recovery.

International small-cap stocks continued their multi-year streak of outperformance over their large-cap counterparts. For the year to date through June 30th, international small-cap stocks returned 11.63%, as measured by the Morgan Stanley Capital International (MSCI®) Europe, Australasia, and Far East (EAFE®) Small Cap Index, while international large-cap stocks returned 10.74%, as measured by the MSCI EAFE Index.

Emerging Markets Equities: Robust Global Economic Outlook Boosts Shares

Emerging markets equities began 2007 with a modest fall, after having enjoyed strong performance in 2006. The markets then corrected sharply at the end of February, as the Shanghai market encountered a steep decline. This was further amplified by investors’ concerns about the U.S. subprime mortgage market. Despite the ensuing volatility, most developing-country stock markets were remarkably resilient, recovering nicely and then experiencing a dramatic rise during the second quarter. Investors became more optimistic about the global economic outlook, despite evidence of inflationary pressures and higher interest rates.

The MSCI Emerging Markets Index rose 15.12% in the first half of 2007. Particularly strong returns were witnessed in Latin America, while Asia also outperformed. In Latin America, Peru enjoyed the best returns in the Index, helped by commodity-price strength. Robust copper prices also helped to lift Chilean shares, while very respectable returns were also witnessed in the largest market, Brazil. Argentina and Venezuela underperformed in this region. In Asia, Chinese equities posted significant gains, mostly in the second quarter. Strong returns were also witnessed in Pakistan, the Philippines, and South Korea. In Thailand, an improving political scenario also resulted in strong performance. There was robust performance in Turkey, while Russia suffered due to the volatile energy markets. From a sector perspective, industrials and materials were by far the strongest performers, while utilities moderately outperformed. The weakest sectors were energy and information technology. Consumer staples and consumer discretionary also underperformed.

High Yield Fixed Income: Lower-tier Credits Continue to Defy Gravity

While the increased volatility in the U.S. bond markets has muted high-yield returns in the first half, high-yield bonds continued to outperform other fixed-income sectors as the Merrill Lynch High Yield Master II® Index returned 3.05%. High-yield-market spreads widened by about 10 basis points, most likely due to concerns about incremental high-yield supply and subprime mortgage issues, rather than in

The Lazard Funds, Inc.
Investment Overviews (continued)

reaction to rising Treasury rates and inflation fears. BB spreads widened by about 25 basis points, B spreads by 10 basis points. CCC spreads actually tightened by almost 50 basis points. The lower-quality tiers of high yield (CCC and lower) continue to defy gravity, as yield buyers scoop up what they apparently consider to be attractive yields. The BB sector widened the most, as it is more correlated to the Treasury market. The spread between BB and B sectors is a good gauge of how discriminating investors are concerning credit risk. The spread is currently about 80 basis points, twice what it was a year ago, but it is still very narrow compared to its long-term average of 175 basis points.

Lazard U.S. Equity Value Portfolio
Lazard U.S. Strategic Equity Portfolio
Lazard Mid Cap Portfolio

For the six-month period ended June 30, 2007, Lazard U.S. Equity Value Portfolio’s Institutional Shares posted a total return of 7.67%, while Open Shares posted a total return of 7.56%, as compared with the 6.23% return of the Russell 1000 Value Index.

For the six-month period ended June 30, 2007, Lazard U.S. Strategic Equity Portfolio’s Institutional Shares posted a total return of 7.79%, while Open Shares posted a total return of 7.61%, as compared with the 6.96% return of the S&P 500® Index.

For the six-month period ended June 30, 2007, Lazard Mid Cap Portfolio’s Institutional Shares posted a total return of 12.14%, while Open Shares posted a total return of 11.95%, as compared with the 9.90% return of the Russell Midcap Index.

Each Portfolio’s performance was boosted by stock selection in the financials sector, as shares of A.G. Edwards rose. Wachovia agreed to buy the company, creating the second-largest U.S. brokerage firm. A.G. Edwards was sold from the Portfolios after it reached our target valuation. An underweight position in REIT stocks also helped U.S. Equity Value Portfolio’s performance, as this has been one of the worst-performing groups for the year to date, after an extended period of outperformance.

Similarly, all three portfolios benefited from stock selection in the technology sector. The U.S. Equity Value and U.S. Strategic Equity Portfolios benefited from a sharp rise in shares of First Data after the company agreed to be acquired by a private-equity firm. This showed that private-equity firms are not only focusing on mid-cap targets but on large-cap companies as well, due to the attractive valuations and consistent free cash flow available in that part of the market. Both Portfolios sold First Data after it reached our target valuation. Avaya, Solectron, and CDW also agreed to be acquired, aiding Mid Cap Portfolio’s performance in the technology sector. These three holdings were sold from the Mid Cap Portfolio after the stocks reached our target valuations.

The U.S. Equity Value Portfolio also benefited from an overweight position in telecom services, as holdings in AT&T and Alltel rose. Alltel agreed to be acquired by a private-equity consortium and was sold from the Portfolio after reaching our target valuation.

For U.S. Strategic Equity and Mid Cap Portfolios, stock selection in the consumer staples sector helped performance, as shares of Coca-Cola Enterprises rose. The company, which bottles and distributes Coca-Cola Company (Coke) products, saw its stock rise based on reports that Coke would purchase another beverage company in an effort to improve its portfolio of products. We believe that this kind of strategic purchase could significantly benefit Coca-Cola Enterprises. Smithfield Foods, Constellation Brands, and Kroger also performed well. Kroger was sold after it reached our target valuation. Both Portfolios also benefited from stock selection in the consumer discretionary sector as media holdings, including Idearc and R.H. Donnelley, continued to perform well.

Stock selection in the consumer discretionary sector detracted from U.S. Equity Value Portfolio’s performance, as shares of Liz Claiborne declined. The company reported disappointing earnings due to a decline in wholesale-clothing sales to large department stores. Yet, we believe the company should benefit from a focus on its more profitable clothing lines and company-owned stores.

For U.S. Strategic Equity and Mid Cap Portfolios, health-care company, Sepracor, was one of the worst performing stocks, muting that sector’s positive performance. The company’s shares declined due to reduced Medicare reimbursement rates for one of its major respiratory drugs. U.S. Strategic Equity Portfolio’s performance was also hurt by stock selec-

The Lazard Funds, Inc.
Investment Overviews (continued)

tion in energy as holdings such as BJ Services, lagged the overall sector. Mid Cap Portfolio’s performance was hurt by stock selection in industrials and materials, as deeper cyclical stocks performed well.

While the multiyear rally in equities continues, a change in market leadership appears to be underway, as investors’ risk tolerance moderates after an extended period of embracing risk. This was seen during the second quarter as large-cap stocks outperformed small caps after an extended period of underperformance. Mid-cap stocks also continued their multiyear outperformance of small-cap stocks. Overall, valuations remain attractive, earnings visibility is quite strong, and the fundamentals for owning highly cash-generative stocks are compelling. We believe the Portfolios are well positioned to benefit from those companies that, from our perspective, are attractively valued yet offer high returns on capital and high levels of free cash flow.

Lazard Small Cap Portfolio

For the six-month period ended June 30, 2007, Lazard Small Cap Portfolio’s Institutional Shares posted a total return of 6.09%, while Open Shares posted a total return of 5.89%, as compared with the 6.45% return of the Russell 2000 Index.

Stock selection in the health care sector benefited performance as shares of Accuray rose. The company, a provider of novel surgical instruments that enable the precise location and cutting of tumors, is experiencing rapid adoption of its products. Accuray recently completed a very successful public offering and we sold the stock after it reached our target valuation. Returns were also helped by stock selection in telecom services, as shares of NTELOS Holdings, a provider of wireless services, performed well. The company continues to profitably pursue growth initiatives in its mid-Atlantic operating area. Sector allocation was also a boost to Portfolio results, as its underweight in utilities and overweight in information technology more than offset the negative impact of its underweight in materials and overweight in financials. While we construct our Portfolio on a “bottom-up” basis, we are aware of the historical valuation levels that led to the Portfolio’s underweight in utilities. Stock selection in the financials sector detracted from performance, as shares of BankUnited, the largest independent bank franchise in Florida, were under severe pressure during the period. As a provider of mortgage loans in the especially weak Florida market, the bank has underper-formed significantly. Fears of contagion from the subprime market affecting other mortgages have also weighed heavily on the shares. We have met with management several times and have reviewed the bank’s loan portfolio. We believe the shares are currently undervalued, as the market is overly discounting BankUnited’s exposure to both the Florida and subprime mortgage markets. However, with no apparent near-term catalysts to improve the share price, we have not increased our position in the stock throughout this weakness. Stock selection in the materials sector also hurt returns, as shares of Headwaters declined. Results for the company’s building-construction business have suffered due to a slowdown in residential construction. Also, Headwaters’ very profitable synthetic-fuels business is supported by tax credits that expire at the end of this year. With a large earnings stream being reduced and a lack of clarity about the company’s building-products business, investors have chosen to exit the shares. We continue to own Headwaters, as we believe much of the bad news has already been priced into the shares.

The primary risk for small caps continues to be a slowdown in the economy, which would slow the earnings-growth differential relative to large caps, as well as raise the risk premium for investing in the small-cap market. In the immediate term, we continue to anticipate a resilient economy, which should result in a supportive environment for small-cap markets. As always, we continue to seek out small-cap companies with above-average prospects that can prosper over the long term even if the market environment should turn more difficult.

Lazard U.S. Small Cap Equity Growth Portfolio

For the six-month period ended June 30, 2007, Lazard U.S. Small Cap Equity Growth Portfolio’s Institutional Shares posted a total return of 17.00%, while Open Shares posted a total return of 17.17%, as compared with the 9.33% return of the Russell 2000 Growth Index.

In the first six months of 2007, the Portfolio’s performance benefited from stock selection in the industrials, materials, consumer discretionary, and financials sectors. Also, underweight positions in the weaker financials and consumer discretionary sec-

The Lazard Funds, Inc.
Investment Overviews (continued)

tors also boosted returns. Stock selection in health care and energy and an underweight position and stock selection in information technology detracted from performance.

An overweight position and stock selection in the industrials sector aided Portfolio returns, as many holdings advanced more than 35% based on continued strength in worldwide demand. Holdings that performed well included RBC Bearings (an international manufacturer of highly engineered precision bearings), BE Aerospace (aerospace and defense), Kennametal (a global supplier of tooling, engineered components, and advanced materials that are consumed in production processes), Gardner Denver (a manufacturer of air compressors and blowers for industrial applications), and Huron Consulting Group (strategic, operational, and organizational consulting). In addition, we bought and sold an initial public offering (“IPO”), Aerovironment (a defense supplier), for a significant gain when it exceeded our target valuation. Despite an underweight position, solid stock selection in the consumer discretionary sector benefited performance, driven by holdings in Crocs (footwear), Dick’s Sporting Goods (retailer), and Life Time Fitness (national fitness center chain). The Portfolio’s returns were also bolstered by an overweight position and stock selection in the materials sector, as shares of Reliance Steel & Aluminum and Century Aluminum rose due to continued strong worldwide demand for their end products. An underweight position in the financials sector helped performance, as this sector continues to be weak due to inflation, rising interest rates, and credit concerns. Stock selection in this sector had slightly positive impact on performance aided primarily by real estate investment trust, FelCor Lodging Trust. Although we remain intentionally underweight in the information technology sector, the Portfolio was hurt by this underweight, as well as by stock selection in this sector, with weak performance from Trident Microsystems (integrated circuit graphics and multimedia products), DivX (compression technology), and Opnext (combining fiber optic and laser technology), another IPO that was bought and sold during this period. On the plus side, two of the Portfolio’s holdings, webMethods and aQuantive, advanced sharply when they became the targets of larger acquiring companies. As a result, webMethods was sold from the Portfolio.

Stock selection in the underperforming health care sector also detracted from performance, as the Portfolio’s medical specialties holdings were particularly weak performers. Although energy was a top-performing group for the Index, our stock selection in this sector hurt returns.

Despite the myriad of macroeconomic crosscurrents and market volatility, our commitment to long-term investing requires us to examine investment opportunities well beyond current market events and quantitative results. While we fully understand the importance of current, short-term events and results, and the market’s reaction to them, we continue to stay focused on those companies that we believe can create significant appreciation over the long term. Thus, our focus is on companies with substantial and sustainable growth opportunities over a multiyear timeframe, companies with strong business models, and those with outstanding, creative management teams.

Lazard International Equity Portfolio

For the six-month period ended June 30, 2007, Lazard International Equity Portfolio’s Institutional Shares posted a total return of 7.11%, while Open Shares posted a total return of 6.89%, as compared with the 10.74% return of the MSCI EAFE Index.

Portfolio performance for the period was disappointing, considerably underperforming the benchmark. We believe that the economic environment in recent years has been anomalous. During this market environment, we have sought to avoid companies that would be vulnerable to a significant cyclical decline in profitability, should the environment turn increasingly adverse. Conversely, we have sought out companies that have in place internal initiatives to maintain or improve profitability even in a worsening economic environment. Going forward, we will continue to adhere to our relative value philosophy, which has generated strong long-term returns in a variety of asset classes and market environments.

The Portfolio benefited from solid stock selection in consumer staples, as shares of Imperial Tobacco Group rose. The company made a takeover offer for Spanish competitor Altadis, potentially triggering a wave of consolidation in the global tobacco industry. Shares of Reckitt Benckiser also continued to perform well. The integration of the business that the company acquired from Boots Group is proceeding

The Lazard Funds, Inc.
Investment Overviews (continued)

well, and the innovation pipeline continues to be robust. Stock selection in consumer discretionary also aided returns, as shares of DaimlerChrysler rallied after the company sold a majority interest in its less-profitable Chrysler division to a private-equity firm. Shares of Adidas also rose, based on positive results from the company’s restructuring efforts. These positives were offset by an underweight position in materials, a sector with a history of poor returns that more recently has outperformed, as China’s demand for commodities has remained strong. However, we believe the valuations in this group imply an extended period of commodity prices that are well above historical norms. In addition, the volatile historical return on equity of this group and its high sensitivity to economic growth is a challenge for our relative-value process, which focuses on companies able to generate strong profitability in a range of economic environments. Performance in the financial sector was mixed, with the Portfolio’s underweight position and strength in holdings such as BNP Paribas and Banco Bilbao Vizcaya Argentaria, helping returns, while weakness in Northern Rock, Sumitomo Trust, and UniCredito detracted from performance. Stock selection in health care also detracted from performance, as Sanofi-Aventis and GlaxoSmithKline experienced setbacks related to regulatory approval for new products and patent litigation on existing products. Stock selection in industrials was hurt by weakness in BAE Systems. The U.S. government began an investigation of the company related to a contract with the Saudi Arabian government. This investigation not only brings risk of punishment, but also calls into question another Saudi contract that BAE Systems was seeking.

While global economic growth and equity market activity have remained favorable for the year to date, rising interest rates and emerging signs of housing-market stress in the United States and some European countries may cause the investment climate to moderate going forward. We also believe that the rising cost of money may lead to a slowdown in the rapid pace of mergers and acquisitions. Historically, periods of slowing corporate-earnings growth have favored larger-cap, more diversified, and more consistently profitable companies, as investors seek stability in a more adverse environment. This may explain the change in market leadership that occurred in the second quarter, as international large-cap stocks outperformed small caps by a significant margin. Our relative-value orientation has led us to this large-cap part of the market, since it offers low valuations and consistently high return on equity. We continue to find attractive bottom-up stock opportunities while ensuring that the Portfolio is conservatively positioned in the more expensive materials and industrials sectors.

Lazard International Equity Select Portfolio

For the six-month period ended June 30, 2007, Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 8.26%, while Open Shares posted a total return of 8.02%, as compared with the 10.74% return of the MSCI EAFE Index.

Portfolio performance for the period was disappointing, considerably underperforming the benchmark. We believe that the economic environment in recent years has been anomalous. During this market environment, we have sought to avoid companies that would be vulnerable to a significant cyclical decline in profitability, should the environment turn increasingly adverse. Conversely, we have sought out companies that have in place internal initiatives to maintain or improve profitability even in a worsening economic environment. Going forward, we will continue to adhere to our relative value philosophy, which has generated strong long-term returns in a variety of asset classes and market environments.

For the year to date, stock selection and an overweight position in the consumer staples sector helped performance, as this sector benefited from merger and acquisition activity and private-equity interest in the group’s strong cash generation. Holdings in companies that are focusing on improving profitability and enhancing shareholder value, such as Cadbury Schweppes, Heineken, and Unilever, were particularly good performers. British American Tobacco and Imperial Tobacco Group also rose amid consolidation in the global tobacco sector. Stock selection in consumer discretionary also aided returns, as shares of DaimlerChrysler rallied after the company sold a majority interest in its less-profitable Chrysler division to a private-equity firm. Shares of Adidas also rose, based on positive results from the company’s restructuring efforts. Returns were also bolstered by stock selection in telecom services, dri-

The Lazard Funds, Inc.
Investment Overviews (continued)

ven by gains in Vodafone Group. The stock rose after investors pressured the company to leverage its balance sheet and increase returns to shareholders in the form of dividends and share buybacks. In addition, stock selection and an underweight position in utilities helped performance as holdings in Suez benefited from rising European power prices. These positives were offset by an underweight position in materials, a sector with a history of poor returns that more recently has outperformed, as China’s demand for commodities has remained strong. However, we believe the valuations in the group imply an extended period of commodity prices that are well above historical norms. In addition, the volatile historical return on equity of this group and its high sensitivity to economic growth is a challenge for our relative-value process, which focuses on companies able to generate strong profitability in a range of economic environments. Stock selection in health care detracted from performance, as Sanofi-Aventis and GlaxoSmithKline experienced setbacks related to regulatory approval for new products and patent litigation on existing products. Stock selection in the financials sector also hurt returns, as Japanese holdings Sumitomo Mitsui Financial Group and Mitsubishi UFJ Financial Group were weak—as was the broad Japanese market, based on fears of the economic recovery losing steam.

Large-cap stocks significantly outperformed their small-cap peers in the second quarter, after an extended period of underperformance. Historically, periods of slowing corporate-earnings growth have favored larger-cap, more diversified, and more consistently profitable companies, as investors seek stability in a more adverse environment. Our relative-value orientation has led us to this large-cap part of the market, since it offers low valuations and consistently high return on equity. Valuations remain attractive, earnings visibility is quite strong, and the fundamentals for owning certain large-cap stocks are compelling. As a result, we believe the Portfolio is well positioned for these market conditions.

Lazard International Strategic Equity Portfolio

For the six-month period ended June 30, 2007, Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 7.98%, while Open Shares posted a total return of 7.75%, as compared with the 10.74% return of the MSCI EAFE Index during that period.

Changing macroeconomic conditions and disappointing stock-specific news negatively impacted the Portfolio’s performance in the first half of 2007. The Portfolio’s low exposure to the most cyclical stocks in the commodities and capital goods sectors detracted from performance, as we remain concerned about the sustainability of high returns and valuations in both groups. In the capital goods sector, the Portfolio’s holding in BAE Systems, a U.K. defense company, declined on news of a U.S. government investigation into one of the company’s contracts with the Saudi Arabian government. Stock selection in financials detracted from returns as U.K. lender Northern Rock was hurt by a sharp rise in U.K. interest rates, which pressured its margins. Performance was also hurt by stock selection in the technology sector as shares of Keyence declined after the Japanese maker of sensors and other electronics for factory automation gave a cautious outlook on its business. Keyence was sold from the Portfolio as we have been disappointed in the outlook for its business and have been finding greater value in other industrial stocks. In the health care sector, shares of Sanofi-Aventis fell after the company suffered setbacks related to patent litigation on existing products, and the United States rejected its key pipeline drug, Acomplia. On the positive side, the Portfolio’s tobacco investments continued to perform well, driven by strength in the shares of British American Tobacco and Eastern Tobacco. Stock selection in the energy sector benefited performance as shares of MOL Hungarian Oil and Gas gained. The company started a significant share buyback program and received a friendly approach from OMV, an Austrian oil company. Within the consumer discretionary sector, shares of DaimlerChrysler rose, as the company sold its less-profitable Chrysler business. Puma also performed well after the company received a bid approach from France’s PPR, a luxury goods company, after which we sold the stock from the Portfolio, as it had reached our target valuation. In addition, shares of Julius Baer Holding posted gains, as the Swiss wealth manager demonstrated a rapid turnaround in the fortunes of its private banking business.

Toward the end of the period, rates rose from low levels and we started to see some normalization of credit spreads, putting upward pressure on the cost

The Lazard Funds, Inc.
Investment Overviews (continued)

of capital and making it harder for heavily leveraged structures, such as leveraged buyouts, to create value. Although this does put some pressure on market valuations, overall they remain at levels where we are able to identify many interesting bottom-up investment opportunities. In addition, operating conditions for most of the companies we follow remain benign, especially those exposed to global GDP. We remain confident that our focus on stock selection and on the combination of sustainably high or improving returns at attractive valuations should be well placed in a variety of market conditions, as shown by the track record of the Portfolio since its inception.

Lazard International Small Cap Portfolio

For the six-month period ended June 30, 2007, Lazard International Small Cap Portfolio’s Institutional Shares posted a total return of 4.72%, while Open Shares posted a total return of 4.61%, as compared with the 11.63% return of the MSCI EAFE Small Cap Index.

Portfolio performance for the period was disappointing, considerably underperforming the benchmark. We believe that the economic environment in recent years has been anomalous. During this market environment, we have sought to avoid companies that would be vulnerable to a significant cyclical decline in profitability, should the environment turn increasingly adverse. Conversely, we have sought out companies that have in place internal initiatives to maintain or improve profitability even in a worsening economic environment. Going forward, we will continue to adhere to our relative value philosophy, which has generated strong long-term returns in a variety of asset classes and market environments.

During the period, stock selection in Japan and Ireland detracted from performance, as did stock selection in the industrials, health care, and consumer discretionary sectors. Performance benefited from an overweight position in Germany and stock selection in energy.

A top contributor for the period was Austria-based Boehler-Uddeholm, which manufactures and sells specialty steels and customized products worldwide. The company reported solid results for fiscal year 2006, and based on the development of its order backlog, we believe that the company’s 2007 targets are quite conservative. These solid results were overshadowed by takeover speculation that emerged over the period. The company’s largest shareholder put its block of shares up for sale, attracting a bid from a private-equity company. A formal bid for the entire company was preempted by a counteroffer from Voestalpine, a fellow Austrian industrial group, and management immediately supported this counteroffer. Voestalpine was eventually forced to raise its offer after investor criticism and we tendered our shares.

Longtime holding Elekta, a Swedish manufacturer of cancer-treatment equipment, experienced weak performance over the half year after guiding full-year expectations to the lower part of the margin-target range. The company is in the process of launching its next generation of treatment equipment, which has both higher price points and higher margins. While we believe this should greatly enhance growth and returns going forward, it has caused some customers to cancel orders for the older-generation equipment, as they prefer to wait for the new machines. Elekta has had similar growing pains before, with the roll out of its Impac software technology in 2005 and 2006, and the company was able to emerge stronger than before. We remain confident in the industry fundamentals and believe that once this short-term situation is corrected, Elekta should return to the pattern of margin expansion that it has historically exhibited.

Given the multiyear run that the international small-cap asset class has experienced, discipline, in terms of business models and valuations, will be of the utmost importance. We believe that our focus on companies with strong fundamentals, high financial productivity, proven managements, strong cash flows, and strong balance sheets will allow us to perform positively going forward.

Lazard Emerging Markets Portfolio

For the six-month period ended June 30, 2007, Lazard Emerging Markets Portfolio’s Institutional Shares posted a total return of 17.48%, while Open Shares posted a total return of 17.29%, as compared with the 15.12% return of the MSCI Emerging Markets Index.

During the period, performance benefited from solid stock selection in the energy and materials sectors. From a regional perspective, performance was enhanced by good stock selection in South Africa, Brazil, and Russia, and from a lower-than-Index

The Lazard Funds, Inc.
Investment Overviews (concluded)

weight in Russia. For example, positions in CVRD (a Brazilian miner) and Kumba Iron Ore (a South African mining company) rose sharply, as iron ore prices continued to rise. Conversely, performance was hurt by poor stock selection in South Korea. For example, shares of Samsung Electronics, a South Korean company specializing in electronic-communication products, declined as prices of memory chips, the company’s highest-margin business, dropped more than expected.

We remain relatively positive over the medium and long term, based upon still reasonable valuations and continuing high financial productivity. However, the re-rating of the asset class has been extraordinary, and it is worth noting that emerging markets shares are certainly no longer deeply discounted with respect to developed markets. As a result, we now hold a more cautious opinion in the short term.

Lazard High Yield Portfolio

For the six-month period ended June 30, 2007, Lazard High Yield Portfolio’s Institutional Shares posted a total return of 2.85%, while Open Shares posted a total return of 2.89%, as compared with the 3.05% return of the Merrill Lynch High Yield Master II Index.

The Portfolio modestly underperformed the Index due to its strategic focus on higher-credit-quality securities. Better-quality high yield was most negatively affected by a 25-basis-point rise in intermediate Treasury rates. Generally, better-quality securities have smaller coupons than lower-quality securities and suffer more price erosion when Treasury yields rise. Portfolio performance was helped by an overweight position in the cable and metals/mining sectors, which both performed well. Returns were hurt by underweight positions in the container/packaging and food and drug retail sectors, which materially outperformed. The Portfolio’s slightly shorter duration modestly helped performance.

While there is increased volatility in the financial markets, the underlying U.S. economy appears to be performing well, but at a slightly lower growth rate than in the recent past. Our worst-case outlook for the economy is a “muddle-through” scenario with sub-par growth, modestly increasing interest rates, and a steepening Treasury curve. The re-pricing of structured and derivative securities has already begun and is leading to investor recognition of systemic risk. We anticipate that the cost of credit will rise, as increased volatility works its way through the markets. Better-quality sectors may feel a pinch from rising rates but will fare better than lower credits in a slowing economy with more volatile markets. We will continue to add higher-quality securities to the Portfolio. The Portfolio is well diversified with 113 separate holdings having an average rating of B1/B+.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2007; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

The Lazard Funds, Inc.
Performance Overviews (unaudited)

Lazard U.S. Equity Value Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard U.S. Equity Value Portfolio and Russell 1000® Value Index*

Average Annual Total Returns*
Periods Ended June 30, 2007

	One Year	Since Inception†

U.S. Equity Value Portfolio**
Institutional Shares	27.94%	18.97%
Open Shares	27.64	18.64
Russell 1000 Value Index	21.87	16.96

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

The Lazard Funds, Inc.
Performance Overviews (continued) (unaudited)

Lazard U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*
Periods Ended June 30, 2007

	One Year	Since Inception†

U.S. Strategic Equity Portfolio**
Institutional Shares	23.72%	12.06%
Open Shares	23.27	11.81
S&P 500 Index	20.59	10.99

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

The Lazard Funds, Inc.
Performance Overviews (continued) (unaudited)

Lazard Mid Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Mid Cap Portfolio and Russell Midcap® Index*

Average Annual Total Returns*
Periods Ended June 30, 2007

	One Year	Five Years	Since Inception†

Mid Cap Portfolio**
Institutional Shares	24.84%	15.14%	11.94%
Open Shares	24.45	14.80	11.60
Russell Midcap Index	20.83	16.38	11.09

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was November 4, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Small Cap Portfolio and Russell 2000® Index*

Average Annual Total Returns*
Periods Ended June 30, 2007

	One Year	Five Years	Ten Years

Small Cap Portfolio**
Institutional Shares	16.46%	11.89%	8.56%
Open Shares	16.05	11.64	8.28
Russell 2000 Index	16.43	13.87	9.05

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard U.S. Small Cap Equity Growth Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard U.S. Small Cap Equity Growth Portfolio and Russell 2000 Growth Index*

Average Annual Total Returns*
Periods Ended June 30, 2007

	One Year	Since Inception†

U.S. Small Cap Equity Growth Portfolio**
Institutional Shares	21.23%	13.87%
Open Shares	21.05	13.66
Russell 2000 Growth Index	16.83	10.05

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

The Portfolio invests in initial public offerings (“IPOs”). The effect of IPOs on the Portfolio’s performance may be significant, particularly given the relatively small size of this Portfolio. You should be aware that IPOs may not continue to be available for investment by the Portfolio or, if available, the effect of IPO investing on the Portfolio’s performance may not be as significant as the Portfolio’s asset size increases.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2006.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Portfolio and Morgan Stanley Capital International (MSCI®)
Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2007

	One Year	Five Years	Ten Years

International Equity Portfolio**
Institutional Shares	20.48%	14.31%	6.62%
Open Shares	20.08	13.99	6.32
MSCI EAFE Index	27.00	17.72	7.66

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Select Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2007

	One Year	Five Years	Since Inception†

International Equity Select Portfolio**
Institutional Shares	21.94%	13.32%	9.36%
Open Shares	21.49	12.99	9.07
MSCI EAFE Index	27.00	17.72	11.73

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 31, 2001.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Strategic Equity Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2007

	Institutional Shares		Open Shares

	One Year	Since Inception†	One Year	Since Inception†

International Strategic Equity Portfolio**	21.63%	26.10%	21.03%	18.68%
MSCI EAFE Index	27.00	27.61	27.00	21.86

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard International Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Small Cap Portfolio and MSCI EAFE Small Cap Index*

Average Annual Total Returns*
Periods Ended June 30, 2007

	One Year	Five Years	Ten Years

International Small Cap Portfolio**
Institutional Shares	20.89%	20.00%	12.06%
Open Shares	20.49	19.62	11.65
MSCI EAFE Small Cap Index	25.20	24.30	8.95

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of MSCI EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Emerging Markets Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns* Periods Ended June 30, 2007

	One Year	Five Years	Ten Years

Emerging Markets Portfolio**
Institutional Shares	46.76%	32.61%	9.98%
Open Shares	46.30	32.37	9.73
MSCI Emerging Markets Index	42.00	29.69	8.93

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

The Lazard Funds, Inc.
Performance Overviews (concluded)
(unaudited)

Lazard High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns* Periods Ended June 30, 2007

	Institutional Shares			Open Shares

	One Year	Five Years	Since Inception†	One Year	Five Years	Since Inception†

High Yield Portfolio**	10.57%	9.17%	2.91%	10.23%	8.87%	2.14%
Merrill Lynch High Yield
Master II Index.	11.75	11.75	5.92	11.75	11.75	5.77

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Institutional Shares was January 2, 1998 and for Open Shares was February 24, 1998.

The Lazard Funds, Inc.
Information About Your Portfolio’s Expenses
(unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2007 through June 30, 2007 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Annualized Expense Ratio During Period

	1/1/07	6/30/07	1/1/07 - 6/30/07	1/1/07 - 6/30/07

U.S. Equity Value Portfolio
Institutional Shares
Actual	$1,000.00	$1,076.70	$5.15	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Open Shares
Actual	$1,000.00	$1,075.60	$6.69	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.50	1.30%
U.S. Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,077.90	$5.01	0.97%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.98	$4.87	0.97%
Open Shares
Actual	$1,000.00	$1,076.10	$6.95	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.76	1.35%

The Lazard Funds, Inc.
Information About Your Portfolio’s Expenses (continued)
(unaudited)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Annualized Expense Ratio During Period

	1/1/07	6/30/07	1/1/07 - 6/30/07	1/1/07 - 6/30/07

Mid Cap Portfolio
Institutional Shares
Actual	$1,000.00	$1,121.40	$4.53	0.86%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.32	0.86%
Open Shares
Actual	$1,000.00	$1,119.50	$5.91	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.22	$5.63	1.13%
Small Cap Portfolio
Institutional Shares
Actual	$1,000.00	$1,060.90	$4.70	0.92%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.24	$4.61	0.92%
Open Shares
Actual	$1,000.00	$1,058.90	$6.29	1.23%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.69	$6.16	1.23%
U.S. Small Cap Equity Growth Portfolio
Institutional Shares
Actual	$1,000.00	$1,170.00	$6.72	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.25	1.25%
Open Shares
Actual	$1,000.00	$1,171.70	$8.34	1.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.11	$7.75	1.55%
International Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,071.10	$4.50	0.88%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.45	$4.39	0.88%
Open Shares
Actual	$1,000.00	$1,068.90	$6.01	1.17%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.98	$5.87	1.17%
International Equity Select Portfolio
Institutional Shares
Actual	$1,000.00	$1,082.60	$5.94	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	$5.76	1.15%
Open Shares
Actual	$1,000.00	$1,080.20	$7.48	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.25	1.45%
International Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,079.80	$4.51	0.87%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.46	$4.38	0.87%
Open Shares
Actual	$1,000.00	$1,077.50	$6.60	1.28%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.44	$6.41	1.28%

The Lazard Funds, Inc.
Information About Your Portfolio’s Expenses (concluded)
(unaudited)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Annualized Expense Ratio During Period

	1/1/07	6/30/07	1/1/07 - 6/30/07	1/1/07 - 6/30/07

International Small Cap Portfolio
Institutional Shares
Actual	$1,000.00	$1,047.20	$4.39	0.86%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.33	0.86%
Open Shares
Actual	$1,000.00	$1,046.10	$5.83	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$5.75	1.15%
Emerging Markets Portfolio
Institutional Shares
Actual	$1,000.00	$1,174.80	$6.32	1.17%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.99	$5.86	1.17%
Open Shares
Actual	$1,000.00	$1,172.90	$7.93	1.47%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.50	$7.36	1.47%
High Yield Portfolio
Institutional Shares
Actual	$1,000.00	$1,028.50	$2.76	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Open Shares
Actual	$1,000.00	$1,028.90	$4.27	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26	0.85%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

The Lazard Funds, Inc.
Portfolio Holdings Presented by Sector
June 30, 2007 (unaudited)

Sector*	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard Mid Cap Portfolio	Lazard Small Cap Portfolio	Lazard U.S. Small Cap Equity Growth Portfolio

Consumer Discretionary	6.7%	13.4%	16.7%	13.0%	12.6%
Consumer Staples	7.8	10.8	6.8	0.5	—
Energy	14.5	9.4	7.6	4.7	6.6
Financials	33.8	19.6	22.6	15.6	4.2
Health Care	8.6	11.5	8.8	5.9	14.6
Industrials	6.9	7.4	15.4	14.6	26.7
Information Technology	9.5	17.4	12.2	18.8	18.9
Materials	1.4	5.7	3.3	4.1	7.1
Telecommunication Services	6.4	3.9	2.2	2.2	—
Utilities	1.0	—	—	—	—
Short-Term Investments	3.4	0.9	4.4	20.6	9.3

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio

Consumer Discretionary	9.5%	7.1%	14.7%	9.6%	12.5%
Consumer Staples	12.5	18.2	16.2	1.8	8.2
Energy	6.4	8.6	2.0	5.8	6.8
Financials	20.1	27.8	23.2	12.8	19.6
Health Care	7.4	8.5	5.2	3.5	0.7
Industrials	7.9	6.7	15.7	29.6	7.3
Information Technology	5.1	6.6	4.0	4.9	9.0
Materials	1.9	2.3	8.0	5.8	12.8
Telecommunication Services	6.3	8.7	4.7	1.0	11.3
Utilities	4.1	2.2	5.0	—	1.4
Short-Term Investments	18.8	3.3	1.3	25.2	10.4

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

The Lazard Funds, Inc.
Portfolio Holdings Presented by Credit Rating
June 30, 2007 (unaudited)

S&P Credit Rating*	Lazard High Yield Portfolio

BBB	1.3%
BBB-	4.2
BB+	8.7
BB	8.5
BB-	14.0
B+	19.1
B	11.6
B-	7.3
CCC+	4.5
CCC	0.8
CC	0.1
Short-Term Investments	19.9

Total Investments	100.0%

*	Represents percentage of total investments.

The Lazard Funds, Inc.
Portfolios of Investments
June 30, 2007 (unaudited)

Description	Shares	Value

Lazard U.S. Equity Value Portfolio
Common Stocks—97.1%
Alcohol & Tobacco—1.1%
Altria Group, Inc.	1,468	$102,966

Banking—10.4%
Bank of America Corp.	7,851	383,835
First Horizon National Corp.	1,500	58,500
Hudson City Bancorp, Inc.	5,800	70,876
Huntington Bancshares, Inc.	3,200	72,768
Marshall & Ilsley Corp.	1,619	77,113
SunTrust Banks, Inc.	955	81,882
The Bank of New York Co., Inc.	3,350	138,824
Wells Fargo & Co.	3,600	126,612

		1,010,410

Cable Television—0.7%
Comcast Corp., Class A (a)	2,500	69,900

Chemicals—0.7%
The Dow Chemical Co.	1,650	72,963

Commercial Services—1.1%
Automatic Data Processing, Inc.	2,136	103,532

Computer Software—1.7%
Microsoft Corp.	3,810	112,281
Sybase, Inc. (a)	2,400	57,336

		169,617

Consumer Products—2.2%
The Procter & Gamble Co.	3,575	218,754

Drugs—4.0%
Pfizer, Inc.	12,114	309,755
Wyeth	1,470	84,290

		394,045

Electric—0.6%
Exelon Corp.	800	58,080

Energy Exploration & Production—2.7%
Apache Corp.	660	53,849
Devon Energy Corp.	1,155	90,425
Newfield Exploration Co. (a)	1,350	61,493
Occidental Petroleum Corp.	980	56,722

		262,489

Description	Shares	Value

Energy Integrated—10.5%
Chevron Corp.	3,011	$253,646
ConocoPhillips	2,200	172,700
Exxon Mobil Corp.	5,886	493,718
Marathon Oil Corp.	900	53,964
Massey Energy Co.	1,878	50,049

		1,024,077

Energy Services—1.4%
Halliburton Co.	1,856	64,032
Pride International, Inc. (a)	1,900	71,174

		135,206

Financial Services—13.5%
A.G. Edwards, Inc.	1,740	147,117
American Express Co.	1,000	61,180
Capital One Financial Corp.	1,600	125,504
Citigroup, Inc.	6,200	317,998
JPMorgan Chase & Co.	5,756	278,878
Lehman Brothers Holdings, Inc.	1,485	110,662
Mellon Financial Corp.	2,944	129,536
The Bear Stearns Cos., Inc.	1,008	141,120

		1,311,995

Food & Beverages—2.9%
Coca-Cola Enterprises, Inc.	2,150	51,600
Kraft Foods, Inc., Class A	2,604	91,791
Smithfield Foods, Inc. (a)	2,140	65,890
The Coca-Cola Co.	1,367	71,508

		280,789

Forest & Paper Products—1.5%
Ball Corp.	1,280	68,057
Kimberly-Clark Corp.	1,129	75,519

		143,576

Gas Utilities—0.5%
Dynegy, Inc., Class A (a)	4,700	44,368

Health Services—1.1%
WellPoint, Inc. (a)	1,300	103,779

Insurance—9.3%
American International Group, Inc.	3,796	265,834
Aon Corp.	1,800	76,698
Everest Re Group, Ltd.	575	62,468
Lincoln National Corp.	1,331	94,434
MetLife, Inc.	1,100	70,928
The Allstate Corp.	1,530	94,110
The Hartford Financial Services Group, Inc.	950	93,585
The Travelers Cos., Inc.	2,805	150,068

		908,125

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value

Lazard U.S. Equity Value Portfolio (concluded)
Leisure & Entertainment—4.0%
Cinemark Holdings, Inc.	5,000	$89,450
News Corp., Class A	2,851	60,470
Time Warner, Inc.	7,700	162,008
Viacom, Inc., Class B (a)	1,950	81,178

		393,106

Manufacturing—6.9%
General Electric Co.	10,575	404,811
Pitney Bowes, Inc.	962	45,041
Textron, Inc.	900	99,099
Tyco International, Ltd.	1,480	50,009
United Technologies Corp.	1,050	74,477

		673,437

Medical Products—3.5%
Applera Corp. - Applied Biosystems Group	2,000	61,080
Johnson & Johnson	3,295	203,038
Medtronic, Inc.	1,450	75,197

		339,315

Real Estate—0.8%
CBL & Associates Properties, Inc.	2,200	79,310

Retail—2.8%
Best Buy Co., Inc.	1,750	81,673
Foot Locker, Inc.	2,420	52,756
Liz Claiborne, Inc.	1,430	53,339
Wal-Mart Stores, Inc.	1,850	89,003

		276,771

Semiconductors & Components—2.0%
Flextronics International, Ltd. (a)	7,940	85,752
Intel Corp.	2,201	52,296
Texas Instruments, Inc.	1,450	54,563

		192,611

Technology—1.4%
International Business Machines Corp.	1,300	136,825

Description	Shares	Value

Technology Hardware—3.4%
Motorola, Inc.	5,910	$104,607
QLogic Corp. (a)	4,600	76,590
Sun Microsystems, Inc. (a)	16,700	87,842
Tellabs, Inc. (a)	5,495	59,126

		328,165

Telecommunications—6.4%
AT&T, Inc.	8,350	346,525
Sprint Nextel Corp.	5,650	117,012
Verizon Communications, Inc.	3,959	162,992

		626,529

Total Common Stocks
(Identified cost $9,183,923)		9,460,740

	Principal Amount (000)

Repurchase Agreement—3.4%
State Street Bank and Trust Co., 3.70%, 07/02/07(Dated 06/29/07, collateralized by $345,000 United States Treasury Note, 3.375%, 09/15/09, with a value of $336,806) Proceeds of $329,101 (Identified cost $329,000)	$329	329,000

Total Investments—100.5%
(Identified cost $9,512,923) (b)		$9,789,740
Liabilities in Excess of Cash and Other Assets—(0.5)%		(49,264)

Net Assets—100.0%		$9,740,476

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio
Common Stocks—98.6%
Alcohol & Tobacco—2.5%
Altria Group, Inc.	27,100	$1,900,794
Constellation Brands, Inc., Class A (a)	55,300	1,342,684

		3,243,478

Banking—4.5%
Bank of America Corp.	54,514	2,665,189
National City Corp.	33,900	1,129,548
The Bank of New York Co., Inc.	45,925	1,903,132

		5,697,869

Building & Construction—1.9%
Masco Corp.	46,000	1,309,620
USG Corp. (a)	22,900	1,123,016

		2,432,636

Cable Television—1.3%
Comcast Corp., Class A (a)	57,800	1,616,088

Chemicals—2.5%
Du Pont (E.I.) de Nemours & Co.	22,880	1,163,219
The Dow Chemical Co.	44,500	1,967,790

		3,131,009

Commercial Services—2.5%
Idearc, Inc.	48,400	1,709,972
R.H. Donnelley Corp. (a)	19,059	1,444,291

		3,154,263

Computer Software—6.3%
Microsoft Corp.	161,535	4,760,437
Oracle Corp. (a)	100,710	1,984,994
Yahoo!, Inc. (a)	46,600	1,264,258

		8,009,689

Consumer Products—2.1%
Fortune Brands, Inc.	15,545	1,280,442
The Stanley Works	22,285	1,352,699

		2,633,141

Drugs—7.3%
Barr Pharmaceuticals, Inc. (a)	28,900	1,451,647
Biogen Idec, Inc. (a)	35,400	1,893,900
Pfizer, Inc.	83,110	2,125,123
Sepracor, Inc. (a)	24,700	1,013,194
Wyeth	49,100	2,815,394

		9,299,258

Description	Shares	Value

Energy Integrated—8.1%
Arch Coal, Inc.	32,700	$1,137,960
Chevron Corp.	33,393	2,813,026
ConocoPhillips	33,260	2,610,910
Hess Corp.	33,400	1,969,264
Massey Energy Co.	63,700	1,697,605

		10,228,765

Energy Services—1.3%
BJ Services Co.	56,470	1,606,007

Financial Services—8.3%
Ameriprise Financial, Inc.	23,970	1,523,773
Capital One Financial Corp.	15,900	1,247,196
Citigroup, Inc.	34,322	1,760,375
JPMorgan Chase & Co.	44,291	2,145,899
Mellon Financial Corp.	48,500	2,134,000
The Bear Stearns Cos., Inc.	11,930	1,670,200

		10,481,443

Food & Beverages—4.5%
Coca-Cola Enterprises, Inc.	115,400	2,769,600
Kraft Foods, Inc., Class A	39,053	1,376,618
Smithfield Foods, Inc. (a)	51,400	1,582,606

		5,728,824

Forest & Paper Products—4.0%
Ball Corp.	23,615	1,255,610
Kimberly-Clark Corp.	36,180	2,420,080
Louisiana-Pacific Corp.	77,940	1,474,625

		5,150,315

Insurance—6.0%
American International Group, Inc.	25,100	1,757,753
Marsh & McLennan Cos., Inc.	83,600	2,581,568
PartnerRe, Ltd.	23,906	1,852,715
The Allstate Corp.	23,800	1,463,938

		7,655,974

Leisure & Entertainment—4.6%
Gannett Co., Inc.	27,660	1,519,917
News Corp., Class A	77,380	1,641,230
Time Warner, Inc.	128,000	2,693,120

		5,854,267

Manufacturing—5.4%
Honeywell International, Inc.	22,693	1,277,162
Pitney Bowes, Inc.	44,100	2,064,762
Textron, Inc.	17,900	1,970,969
United Technologies Corp.	22,380	1,587,413

		6,900,306

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio (concluded)
Medical Products—4.1%
Boston Scientific Corp. (a)	94,700	$1,452,698
Hospira, Inc. (a)	36,300	1,417,152
Johnson & Johnson	39,060	2,406,877

		5,276,727

Metals & Mining—1.0%
Newmont Mining Corp.	33,100	1,292,886

Real Estate—0.8%
CBL & Associates Properties, Inc.	26,700	962,535

Retail—4.7%
CVS Caremark Corp.	61,800	2,252,610
Foot Locker, Inc.	60,200	1,312,360
Liz Claiborne, Inc.	64,165	2,393,354

		5,958,324

Semiconductors & Components—2.5%
Flextronics International, Ltd. (a)	123,100	1,329,480
Intel Corp.	76,500	1,817,640

		3,147,120

Technology—2.3%
International Business Machines Corp.	27,590	2,903,848

Technology Hardware—6.2%
Cisco Systems, Inc. (a)	46,155	1,285,417
Dell, Inc. (a)	51,400	1,467,470
EMC Corp. (a)	93,200	1,686,920
Motorola, Inc.	92,800	1,642,560
Sun Microsystems, Inc. (a)	334,300	1,758,418

		7,840,785

Description	Shares	Value

Telecommunications—3.9%
Sprint Nextel Corp.	153,366	$3,176,210
Verizon Communications, Inc.	42,600	1,753,842

		4,930,052

Total Common Stocks
(Identified cost $112,473,642)		125,135,609

	Principal Amount (000)

Repurchase Agreement—0.9%
State Street Bank and Trust Co., 3.70%, 07/02/07 (Dated 06/29/07, collateralized by $880,000 United States Treasury Bond, 8.00%, 11/15/21, with a value of $1,128,600) Proceeds of $1,104,340 (Identified cost $1,104,000)	$1,104	1,104,000

Total Investments—99.5%
(Identified cost $113,577,642) (b)		$126,239,609
Cash and Other Assets in Excess of Liabilities—0.5%		666,721

Net Assets—100.0%		$126,906,330

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value

Lazard Mid Cap Portfolio
Common Stocks—90.7%

Alcohol & Tobacco—1.1%
Constellation Brands, Inc., Class A (a)	197,100	$4,785,588

Banking—5.6%
First Horizon National Corp.	142,200	5,545,800
Hudson City Bancorp, Inc.	462,200	5,648,084
Huntington Bancshares, Inc.	244,400	5,557,656
Marshall & Ilsley Corp.	150,500	7,168,315

		23,919,855

Building & Construction—2.1%
Masco Corp.	179,800	5,118,906
USG Corp. (a)	76,200	3,736,848

		8,855,754

Chemicals—0.5%
Cabot Corp.	43,700	2,083,616

Commercial Services—7.1%
Cintas Corp.	188,700	7,440,441
DST Systems, Inc. (a)	41,400	3,279,294
Idearc, Inc.	226,100	7,988,113
NeuStar, Inc., Class A (a)	32,600	944,422
R.H. Donnelley Corp. (a)	78,835	5,974,116
Republic Services, Inc.	162,850	4,989,724

		30,616,110

Computer Software—1.0%
Sybase, Inc. (a)	181,800	4,343,202

Consumer Products—2.0%
Fortune Brands, Inc.	55,000	4,530,350
The Stanley Works	69,500	4,218,650

		8,749,000

Drugs—4.2%
Barr Pharmaceuticals, Inc. (a)	153,700	7,720,351
Sepracor, Inc. (a)	85,600	3,511,312
Warner Chilcott, Ltd.	374,400	6,772,896

		18,004,559

Energy—1.3%
Covanta Holding Corp. (a)	231,300	5,701,545

Energy Integrated—3.6%
Foundation Coal Holdings, Inc.	117,600	4,779,264
Massey Energy Co.	217,900	5,807,035
Sunoco, Inc.	58,700	4,677,216

		15,263,515

Description	Shares	Value

Energy Services—3.6%
BJ Services Co.	225,900	$6,424,596
Pride International, Inc. (a)	124,000	4,645,040
The Williams Cos., Inc.	140,200	4,433,124

		15,502,760

Financial Services—4.5%
AmeriCredit Corp. (a)	155,600	4,131,180
Ameriprise Financial, Inc.	105,900	6,732,063
Mellon Financial Corp.	195,500	8,602,000

		19,465,243

Food & Beverages—5.3%
Coca-Cola Enterprises, Inc.	442,000	10,608,000
Pilgrim’s Pride Corp.	124,400	4,748,348
Smithfield Foods, Inc. (a)	240,600	7,408,074

		22,764,422

Forest & Paper Products—2.6%
Ball Corp.	106,100	5,641,337
Louisiana-Pacific Corp.	293,100	5,545,452

		11,186,789

Health Services—1.2%
Omnicare, Inc.	141,100	5,088,066

Insurance—10.1%
Aon Corp.	167,000	7,115,870
Conseco, Inc. (a)	242,400	5,063,736
Lincoln National Corp.	96,334	6,834,898
OneBeacon Insurance Group, Ltd.	220,600	5,587,798
PartnerRe, Ltd.	84,840	6,575,100
RenaissanceRe Holdings, Ltd.	107,500	6,663,925
Willis Group Holdings, Ltd.	122,500	5,397,350

		43,238,677

Leisure & Entertainment—4.7%
Belo Corp., Class A	302,300	6,224,357
Darden Restaurants, Inc.	173,000	7,610,270
Royal Caribbean Cruises, Ltd.	143,800	6,180,524

		20,015,151

Manufacturing—7.2%
Dover Corp.	153,400	7,846,410
Hubbell, Inc., Class B	142,500	7,726,350
Pitney Bowes, Inc.	187,300	8,769,386
Textron, Inc.	58,200	6,408,402

		30,750,548

Medical Products—3.0%
Applera Corp. - Applied Biosystems Group	192,500	5,878,950
Hospira, Inc. (a)	180,100	7,031,104

		12,910,054

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value

Lazard Mid Cap Portfolio (concluded)
Real Estate—1.2%
CBL & Associates Properties, Inc.	148,400	$5,349,820

Retail—5.9%
Foot Locker, Inc.	345,200	7,525,360
Liz Claiborne, Inc.	273,000	10,182,900
Pacific Sunwear of California, Inc. (a)	230,100	5,062,200
The Talbots, Inc.	102,700	2,570,581

		25,341,041

Semiconductors & Components—2.7%
Analog Devices, Inc.	106,800	4,019,952
Flextronics International, Ltd. (a)	702,300	7,584,840

		11,604,792

Technology Hardware—7.1%
Arrow Electronics, Inc. (a)	139,800	5,372,514
Ingram Micro, Inc., Class A (a)	373,400	8,106,514
QLogic Corp. (a)	343,000	5,710,950
Seagate Technology	223,100	4,856,887
Sun Microsystems, Inc. (a)	1,189,300	6,255,718

		30,302,583

Description	Shares	Value

Telecommunications—1.9%
Citizens Communications Co.	532,300	$8,128,221

Transportation—1.2%
YRC Worldwide, Inc. (a)	134,500	4,949,600

Total Common Stocks
(Identified cost $349,840,659)		388,920,511

	Principal Amount (000)

Repurchase Agreement—4.2%
State Street Bank and Trust Co., 3.70%, 07/02/07 (Dated 06/29/07, collateralized by $18,620,000 United States Treasury Note, 3.375%, 09/15/09, with a value of $18,177,775) Proceeds of $17,826,495 (Identified cost $17,821,000)	$17,821	17,821,000

Total Investments—94.9% (Identified cost $367,661,659) (b)		$406,741,511
Cash and Other Assets in Excess of Liabilities—5.1%		21,815,095

Net Assets—100.0%		$428,556,606

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value

Lazard Small Cap Portfolio
Common Stocks—99.9%
Banking—8.6%
Bank of the Ozarks, Inc. (c)	87,450	$2,437,231
BankUnited Financial Corp., Class A (c)	81,450	1,634,702
First Community Bancorp (c)	51,100	2,923,431
Franklin Bank Corp. (a), (c)	108,150	1,611,435
Prosperity Bancshares, Inc. (c)	99,940	3,274,034
Texas Capital Bancshares, Inc. (a)	74,000	1,653,900
United Bankshares, Inc. (c)	56,000	1,780,800
Wintrust Financial Corp. (c)	52,100	2,284,585

		17,600,118

Building & Construction—3.4%
Beacon Roofing Supply, Inc. (a), (c)	138,800	2,358,212
Builders FirstSource, Inc. (a), (c)	92,100	1,479,126
Building Materials Holding Corp. (c)	56,500	801,735
Watsco, Inc.	42,250	2,298,400

		6,937,473

Chemicals—1.6%
Headwaters, Inc. (a), (c)	70,000	1,208,900
Polypore International, Inc.	112,800	1,981,896

		3,190,796

Commercial Services—9.8%
A. M. Castle & Co. (c)	44,000	1,580,040
Euronet Worldwide, Inc. (a), (c)	36,700	1,070,172
First Advantage Corp., Class A (a), (c)	67,100	1,543,971
G & K Services, Inc. (c)	67,600	2,670,876
infoUSA, Inc. (c)	105,600	1,079,232
Labor Ready, Inc. (a), (c)	77,900	1,800,269
Navigant Consulting, Inc. (a), (c)	126,200	2,342,272
United Rentals, Inc. (a), (c)	47,750	1,553,785
Universal Technical Institute,Inc. (a), (c)	55,300	1,404,067
Waste Connections, Inc. (a), (c)	75,375	2,279,340
Wright Express Corp. (a), (c)	82,550	2,828,988

		20,153,012

Computer Software—2.3%
Secure Computing Corp. (a), (c)	317,800	2,412,102
United Online, Inc. (c)	143,700	2,369,613

		4,781,715

Description	Shares	Value

Consumer Products—5.0%
Central Garden & Pet Co. (a)	670	$8,214
Central Garden & Pet Co., Class A (a), (c)	118,040	1,384,609
Ethan Allen Interiors, Inc. (c)	61,400	2,102,950
Matthews International Corp., Class A	53,800	2,346,218
Polaris Industries, Inc. (c)	38,300	2,074,328
Sealy Corp. (c)	140,000	2,312,800

		10,229,119

Energy Exploration &
Production—1.6%
TXCO Resources, Inc. (a), (c)	166,055	1,707,045
Venoco, Inc.	87,600	1,635,492

		3,342,537

Energy Integrated—0.9%
Foundation Coal Holdings, Inc. (c)	44,100	1,792,224

Energy Services—3.4%
Complete Production Services, Inc. (a), (c)	89,300	2,308,405
Hercules Offshore, Inc. (a), (c)	77,800	2,519,164
Pioneer Drilling Co. (a), (c)	70,800	1,055,628
W-H Energy Services, Inc. (a), (c)	18,200	1,126,762

		7,009,959

Financial Services—4.3%
HFF, Inc., Class A (c)	186,700	2,895,717
Nelnet, Inc., Class A (c)	45,500	1,112,020
Thomas Weisel Partners Group, Inc. (a), (c)	106,300	1,769,895
Waddell & Reed Financial, Inc.	116,550	3,031,466

		8,809,098

Forest & Paper Products—0.5%
Bway Holding Co.	73,300	1,084,840

Health Services—3.6%
Centene Corp. (a), (c)	73,200	1,567,944
Five Star Quality Care, Inc. (a), (c)	184,250	1,470,315
LifePoint Hospitals, Inc. (a), (c)	51,100	1,976,548
Magellan Health Services, Inc. (a)	20,700	961,929
Skilled Healthcare Group, Inc., Class A (c)	85,800	1,330,758

		7,307,494

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value

Lazard Small Cap Portfolio (continued)
Insurance—2.4%
Aspen Insurance Holdings, Ltd. (c)	50,100	$1,406,307
Max Capital Group, Ltd. (c)	126,300	3,574,290

		4,980,597

Leisure & Entertainment—5.1%
Bally Technologies, Inc. (a), (c)	94,000	2,483,480
Entravision Communications Corp., Class A (a), (c)	104,000	1,084,720
RARE Hospitality International, Inc. (a), (c)	94,600	2,532,442
Red Robin Gourmet Burgers, Inc. (a), (c)	43,900	1,772,243
Shuffle Master, Inc. (a), (c)	65,300	1,083,980
TravelCenters of America LLC (a)	39,200	1,585,640

		10,542,505

Manufacturing—6.8%
Altra Holdings, Inc. (c)	162,100	2,801,088
Applied Signal Technology, Inc. (c)	108,350	1,691,344
Insteel Industries, Inc. (c)	170,300	3,065,400
Kennametal, Inc.	16,400	1,345,292
Knoll, Inc.	63,250	1,416,800
RBC Bearings, Inc. (a), (c)	21,900	903,375
Regal-Beloit Corp. (c)	32,300	1,503,242
TriMas Corp. (c)	104,400	1,261,152

		13,987,693

Medical Products—3.9%
American Medical Systems Holdings, Inc. (a), (c)	142,800	2,576,112
Pharmanet Development Group, Inc. (a), (c)	54,300	1,731,084
Symmetry Medical, Inc. (a), (c)	126,700	2,028,467
Wright Medical Group, Inc. (a), (c)	65,250	1,573,830

		7,909,493

Metals & Mining—2.3%
Quanex Corp. (c)	59,700	2,907,390
Schnitzer Steel Industries, Inc., Class A (c)	37,650	1,804,941

		4,712,331

Real Estate—4.3%
Ashford Hospitality Trust (c)	177,850	2,091,516
Cousins Properties, Inc. (c)	58,750	1,704,338
DCT Industrial Trust, Inc. (c)	189,600	2,040,096
MFA Mortgage Investments, Inc.	398,050	2,897,804

		8,733,754

Description	Shares	Value

Retail—4.9%
Carter’s, Inc. (a), (c)	96,200	$2,495,428
Guitar Center, Inc. (a), (c)	29,950	1,791,310
Pacific Sunwear of California, Inc. (a), (c)	142,950	3,144,900
Stein Mart, Inc. (c)	138,400	1,696,784
The Finish Line, Inc. (c)	103,500	942,885

		10,071,307

Semiconductors & Components—10.9%
Actel Corp. (a), (c)	136,450	1,898,020
Benchmark Electronics, Inc. (a), (c)	110,525	2,500,076
Coherent, Inc. (a), (c)	96,750	2,951,842
CPI International, Inc. (a)	84,000	1,665,720
FARO Technologies, Inc. (a)	54,100	1,723,626
Integrated Device Technology, Inc. (a)	169,850	2,593,609
Microsemi Corp. (a), (c)	72,900	1,745,955
Plexus Corp. (a), (c)	127,400	2,928,926
Semtech Corp. (a), (c)	97,500	1,689,675
TTM Technologies, Inc. (a), (c)	199,700	2,596,100

		22,293,549

Services—1.7%
Bright Horizons Family Solutions, Inc. (a), (c)	45,725	1,779,160
Perot Systems Corp., Class A (a), (c)	98,250	1,674,180

		3,453,340

Technology—1.5%
BearingPoint, Inc. (a), (c)	217,200	1,587,732
SRA International, Inc., Class A (a), (c)	62,400	1,576,224

		3,163,956

Technology Hardware—6.4%
Avid Technology, Inc. (a), (c)	59,100	2,089,185
Avocent Corp. (a), (c)	60,600	1,758,006
Brightpoint, Inc. (a), (c)	117,700	1,623,083
FEI Co. (a), (c)	51,600	1,674,936
Houston Wire & Cable Co. (a), (c)	52,000	1,477,320
LTX Corp. (a), (c)	295,400	1,642,424
Mattson Technology, Inc. (a), (c)	128,100	1,242,570
Powerwave Technologies, Inc. (a), (c)	230,900	1,547,030

		13,054,554

Telecommunications—2.8%
Alaska Communications Systems Group, Inc. (c)	6,085	96,386
NTELOS Holdings Corp. (c)	74,800	2,067,472
PAETEC Holding Corp. (a)	66,900	755,301
USA Mobility, Inc. (a)	101,200	2,708,112

		5,627,271

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value

Lazard Small Cap Portfolio (concluded)
Transportation—1.9%
AirTran Holdings, Inc. (a), (c)	201,050	$2,195,466
American Commercial Lines, Inc. (a), (c)	64,400	1,677,620

		3,873,086

Total Common Stocks
(Identified cost $186,697,761)		204,641,821

Short-Term Investments—25.9%
Collateral for Securities on Loan—25.0%
State Street Navigator Securities Lending Prime Portfolio, 5.27% (e), (f)	51,176,266	51,176,266

Description	Principal Amount (000)	Value

Repurchase Agreement—0.9%
State Street Bank and Trust Co., 3.70%, 07/02/07 (Dated 06/29/07, collateralized by $1,955,000 United States Treasury Note, 3.375%, 09/15/09, with a value of $1,908,569) Proceeds of $1,871,577	$1,871	$1,871,000

Total Short-Term Investments
(Identified cost $53,047,266)		53,047,266

Total Investments—125.8%
(Identified cost $239,745,027) (b)		$257,689,087
Liabilities in Excess of Cash and Other Assets—(25.8)%		(52,830,284)

Net Assets—100.0%		$204,858,803

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value

Lazard U.S. Small Cap Equity Growth Portfolio
Common Stocks—92.4%
Building & Construction—1.0%
PGT, Inc. (a)	14,180	$154,987

Commercial Services—8.0%
aQuantive, Inc. (a)	2,700	172,260
Concur Technologies, Inc. (a)	8,400	191,940
GSI Commerce, Inc. (a)	7,500	170,325
Huron Consulting Group, Inc. (a)	7,600	554,876
World Fuel Services Corp.	4,900	206,094

		1,295,495

Computer Software—2.9%
ANSYS, Inc. (a)	4,400	116,600
DivX, Inc.	10,200	153,000
Interactive Intelligence, Inc. (a)	10,100	208,060

		477,660

Consumer Products—2.5%
Crocs, Inc. (a)	9,420	405,343

Drugs—3.8%
Adams Respiratory Therapeutics, Inc. (a)	9,575	377,159
Emergent Biosolutions, Inc.	23,900	246,170

		623,329

Energy Exploration & Production—1.4%
EXCO Resources, Inc. (a)	13,100	228,464

Energy Integrated—1.2%
Holly Corp.	2,570	190,668

Energy Services—2.9%
Dril-Quip, Inc. (a)	10,310	463,435

Financial Services—0.5%
HFF, Inc., Class A	2,900	44,979
NewStar Financial, Inc.	2,235	31,804

		76,783

Insurance—1.4%
Aspen Insurance Holdings, Ltd.	8,220	230,735

Leisure & Entertainment—5.7%
Life Time Fitness, Inc. (a)	7,410	394,434
LoopNet, Inc. (a)	9,400	219,302
Orient-Express Hotels, Ltd., Class A	4,120	220,008
Panera Bread Co., Class A (a)	2,015	92,811

		926,555

Description	Shares	Value

Manufacturing—24.2%
A.S.V., Inc. (a)	9,130	$157,766
BE Aerospace, Inc. (a)	12,130	500,969
Gardner Denver, Inc. (a)	12,970	551,873
Gibraltar Industries, Inc.	10,320	228,588
Hubbell, Inc., Class B	6,025	326,676
Kennametal, Inc.	6,725	551,652
Mueller Water Products, Inc.	19,680	335,741
RBC Bearings, Inc. (a)	18,225	751,781
The Toro Co.	3,450	203,171
Trinity Industries, Inc.	7,012	305,302

		3,913,519

Medical Products—11.0%
Accuray, Inc.	1,400	31,052
Aspect Medical Systems, Inc. (a)	16,315	244,072
Barrier Therapeutics, Inc. (a)	21,020	136,630
Dexcom, Inc. (a)	6,130	50,205
Intuitive Surgical, Inc. (a)	740	102,690
Mentor Corp.	6,000	244,080
PDL BioPharma, Inc. (a)	17,075	397,847
Sirona Dental Systems, Inc.	7,500	283,725
Wright Medical Group, Inc. (a)	11,840	285,581

		1,775,882

Metals & Mining—5.9%
Century Aluminum Co. (a)	7,450	406,994
Reliance Steel & Aluminum Co.	9,650	542,909

		949,903

Real Estate—2.4%
FelCor Lodging Trust, Inc.	15,060	392,012

Retail—4.9%
Dick’s Sporting Goods, Inc. (a)	6,780	394,392
Urban Outfitters, Inc. (a)	8,730	209,782
Zumiez, Inc. (a)	5,065	191,356

		795,530

Semiconductors & Components—8.2%
AuthenTec, Inc.	32,100	332,235
Diodes, Inc. (a)	5,950	248,532
GSI Group, Inc. (a)	15,400	150,766
Himax Technologies, Inc. ADR (a)	26,300	151,751
RF Micro Devices, Inc. (a)	23,500	146,640
Smart Modular Technologies (WWH), Inc. (a)	11,800	162,368
Trident Microsystems, Inc. (a)	7,000	128,450

		1,320,742

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value

Lazard U.S. Small Cap Equity Growth Portfolio (concluded)
Technology Hardware—4.5%
Atheros Communications (a)	5,650	$174,246
FormFactor, Inc. (a)	2,450	93,835
Synaptics, Inc. (a)	5,585	199,887
Tessera Technologies, Inc. (a)	2,800	113,540
VeriFone Holdings, Inc. (a)	4,100	144,525

		726,033

Total Common Stocks
(Identified cost $13,359,435)		14,947,075

Description	Principal Amount (000)	Value

Repurchase Agreement—9.5%
State Street Bank and Trust Co., 3.70%, 07/02/07 (Dated 06/29/07, collateralized by $1,605,000 United States Treasury Note, 3.375%, 09/15/09, with a value of $1,566,881) Proceeds of $1,536,474 (Identified cost $1,536,000)	$1,536	$1,536,000

Total Investments—101.9%
(Identified cost $14,895,435) (b)		$16,483,075
Liabilities in Excess of Cash and Other Assets—(1.9)%		(311,473)

Net Assets—100.0%		$16,171,602

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value

Lazard International Equity Portfolio
Common Stocks—97.3%
Belgium—1.6%
InBev NV	98,361	$7,815,063

Brazil—0.6%
Petroleo Brasileiro SA ADR	24,200	2,934,734

Finland—1.9%
Nokia Oyj (c)	333,200	9,364,569

France—11.5%
Axa (c)	95,624	4,133,932
BNP Paribas (c)	58,800	7,016,875
Gaz de France (c)	144,100	7,296,089
Lafarge SA (c)	28,028	5,125,326
Renault SA	33,100	5,329,069
Sanofi-Aventis (c)	160,997	13,067,815
Total SA (c)	196,496	15,991,660

Total France		57,960,766

Germany—13.6%
Adidas AG (c)	81,500	5,149,067
Allianz SE (c)	32,600	7,642,809
Continental AG (c)	58,600	8,265,616
DaimlerChrysler AG (c)	163,000	15,099,380
Deutsche Post AG	298,700	9,693,926
E.ON AG (c)	45,900	7,704,768
KarstadtQuelle AG (a), (c)	95,353	3,222,051
Siemens AG (c)	80,188	11,541,309

Total Germany		68,318,926

Greece—1.5%
National Bank of Greece SA	134,100	7,679,012

Ireland—2.0%
Bank of Ireland	193,360	3,901,467
CRH PLC	123,021	6,085,929

Total Ireland		9,987,396

Italy—3.4%
Eni SpA (c)	227,230	8,255,220
UniCredito Italiano SpA (c)	986,167	8,830,285

Total Italy		17,085,505

Japan—14.6%
Daito Trust Construction Co., Ltd.	166,500	7,914,126
East Japan Railway Co.	542	4,169,400
Hoya Corp.	98,500	3,262,197
Japan Tobacco, Inc.	970	4,775,578
Keyence Corp.	26,500	5,778,736
Nidec Corp.	82,000	4,807,320
Nomura Holdings, Inc.	416,800	8,100,085

Description	Shares	Value

Sumitomo Mitsui Financial Group, Inc.	935	$8,706,830
Takeda Pharmaceutical Co., Ltd.	64,400	4,150,970
The Sumitomo Trust and Banking Co., Ltd.	675,000	6,422,325
THK Co., Ltd.	197,000	4,929,187
Tokyo Gas Co., Ltd.	1,144,000	5,409,903
Yamada Denki Co., Ltd.	48,150	5,021,839

Total Japan		73,448,496

Netherlands—2.7%
Heineken NV	85,800	5,039,499
TNT NV	194,900	8,799,519

Total Netherlands		13,839,018

New Zealand—0.9%
Telecom Corp. of New Zealand, Ltd. (c)	1,349,200	4,784,268

Singapore—1.9%
Singapore Telecommunications, Ltd. (c)	4,204,300	9,346,249

South Korea—0.9%
Kookmin Bank Sponsored ADR	52,800	4,631,616

Spain—1.9%
Banco Bilbao Vizcaya Argentaria SA (c)	390,534	9,599,331

Sweden—1.5%
Telefonaktiebolaget LM Ericsson, B Shares (c)	1,844,000	7,384,390

Switzerland—8.5%
Credit Suisse Group	127,859	9,112,666
Nestle SA	32,776	12,462,154
Novartis AG	296,700	16,703,900
Zurich Financial Services AG	14,100	4,363,108

Total Switzerland		42,641,828

Turkey—1.4%
Turkcell Iletisim Hizmetleri AS ADR (c)	428,200	7,129,530

United Kingdom—26.9%
BAE Systems PLC	1,052,300	8,550,684
Barclays PLC	336,500	4,698,948
BP PLC	951,348	11,509,674
British American Tobacco PLC	216,500	7,375,677
Diageo PLC	422,542	8,791,337
Friends Provident PLC	1,000,100	3,595,735
GlaxoSmithKline PLC	412,800	10,808,277
HSBC Holdings PLC	260,600	4,784,117
Imperial Tobacco Group PLC	154,740	7,162,365
ITV PLC	1,402,700	3,213,936

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value

Lazard International Equity Portfolio (concluded)
Kingfisher PLC	851,988	$3,871,756
Lloyds TSB Group PLC	585,500	6,531,425
National Grid PLC	292,727	4,334,364
Northern Rock PLC	283,500	4,937,181
Old Mutual PLC	1,862,692	6,312,145
Reckitt Benckiser PLC	128,600	7,056,748
Tesco PLC	813,000	6,826,409
Unilever PLC	242,300	7,851,131
Vodafone Group PLC	4,960,383	16,699,884

Total United Kingdom		134,911,793

Total Common Stocks
(Identified cost $418,273,914)		488,862,490

Short-Term Investments—22.5%
Collateral for Securities on Loan—19.9%
State Street Navigator Securities Lending Prime Portfolio, 5.27% (e), (f)	99,773,171	99,773,171

Description	Principal Amount (000)	Value

Repurchase Agreement—2.6%
State Street Bank and Trust Co., 3.70%, 07/02/07 (Dated 06/29/07, collateralized by $13,660,000 United States Treasury Note, 3.375%, 09/15/09, with a value of $13,335,575) Proceeds of $13,075,030	$13,071	$13,071,000

Total Short-Term Investments
(Identified cost $112,844,171)		112,844,171

Total Investments—119.8%
(Identified cost $531,118,085) (b)		$601,706,661
Liabilities in Excess of Cash and Other Assets—(19.8)%		(99,608,677)

Net Assets—100.0%		$502,097,984

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value

Lazard International Equity Select Portfolio
Common Stocks—95.4%
Belgium—1.8%
InBev NV	7,250	$576,033

Brazil—1.5%
Petroleo Brasileiro SA ADR	4,000	485,080

Finland—1.7%
Nokia Oyj Sponsored ADR	19,900	559,389

France—11.1%
Axa Sponsored ADR	14,950	643,448
Groupe Danone	5,000	405,300
Sanofi-Aventis ADR	14,000	563,780
Societe Generale Sponsored ADR	12,400	456,320
Suez SA Sponsored ADR	12,100	693,572
Total SA Sponsored ADR	10,500	850,290

Total France		3,612,710

Germany—10.3%
Adidas AG Sponsored ADR	10,600	336,020
Allianz SE ADR	30,100	700,427
DaimlerChrysler AG	9,300	861,499
Deutsche Post AG	20,200	655,565
Siemens AG	5,400	777,212

Total Germany		3,330,723

Indonesia—1.0%
PT Telekomunikasi Indonesia Tbk Sponsored ADR	7,400	318,940

Ireland—2.3%
CRH PLC Sponsored ADR	14,600	727,518

Italy—3.3%
Eni SpA Sponsored ADR	9,000	651,150
UniCredito Italiano SpA	48,300	432,485

Total Italy		1,083,635

Japan—9.9%
Canon, Inc. Sponsored ADR	8,000	469,120
Hoya Corp. Sponsored ADR	7,200	236,160
Mitsubishi UFJ Financial Group, Inc. ADR	39,800	438,596

Description	Shares	Value

Mitsui Sumitomo Insurance Co., Ltd. ADR	2,450	$313,851
Nissan Motor Co., Ltd. Sponsored ADR	19,750	423,440
Nomura Holdings, Inc. ADR	44,300	860,306
Sumitomo Mitsui Financial Group, Inc. ADR	53,000	487,600

Total Japan		3,229,073

Netherlands—3.5%
Heineken NV ADR	21,400	625,950
TNT NV ADR	11,200	504,000

Total Netherlands		1,129,950

Russia—0.8%
Mobile TeleSystems Sponsored ADR	4,500	272,565

Singapore—2.0%
Singapore Telecommunications, Ltd. ADR	29,400	657,090

South Korea—4.5%
Hyundai Motor Co., Ltd. GDR	11,000	250,800
Kookmin Bank	9,400	825,133
Samsung Electronics Co., Ltd. GDR (d)	1,200	371,400

Total South Korea		1,447,333

Sweden—1.5%
Telefonaktiebolaget LM Ericsson Sponsored ADR	12,200	486,658

Switzerland—12.2%
Credit Suisse Group Sponsored ADR	9,600	681,216
Julius Baer Holding, Ltd.	4,410	316,285
Nestle SA Sponsored ADR	4,700	449,555
Novartis AG ADR	18,400	1,031,688
Roche Holding AG	3,300	585,362
UBS AG	9,300	558,093
Zurich Financial Services AG ADR	11,100	340,770

Total Switzerland		3,962,969

Turkey—1.6%
Turkcell Iletisim Hizmetleri AS ADR	31,900	531,135

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)
United Kingdom—26.4%
BAE Systems PLC	25,600	$208,018
Barclays PLC Sponsored ADR	11,050	616,480
BP PLC Sponsored ADR	10,650	768,291
British American Tobacco PLC Sponsored ADR	9,500	656,830
Cadbury Schweppes PLC Sponsored ADR	12,600	684,180
Diageo PLC Sponsored ADR	9,150	762,287
GlaxoSmithKline PLC Sponsored ADR	10,600	555,122
HSBC Holdings PLC Sponsored ADR	8,600	789,222
Imperial Tobacco Group PLC ADR	3,700	341,251
Kingfisher PLC	92,000	418,083
Lloyds TSB Group PLC Sponsored ADR	9,900	442,728
Reckitt Benckiser PLC	6,100	334,729
Tesco PLC Sponsored ADR	12,600	318,150
Unilever PLC Sponsored ADR	21,240	685,202
Vodafone Group PLC Sponsored ADR	29,750	1,000,492

Total United Kingdom		8,581,065

Total Common Stocks
(Identified cost $26,042,678)		30,991,866

Description	Principal Amount (000)	Value

Repurchase Agreement—3.3%
State Street Bank and Trust Co., 3.70%, 07/02/07 (Dated 06/29/07, collateralized by $1,115,000 United States Treasury Note, 3.375%, 09/15/09, with a value of $1,088,519) Proceeds of $1,065,328 (Identified cost $1,065,000)	$1,065	$1,065,000

Total Investments—98.7%
(Identified cost $27,107,678) (b)		$32,056,866
Cash and Other Assets in Excess of Liabilities—1.3%		437,442

Net Assets—100.0%		$32,494,308

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value

Lazard International Strategic Equity Portfolio
Common Stocks—96.9%
Egypt—4.3%
Eastern Tobacco	108,710	$7,829,793
Egyptian Company for Mobile Services	347,070	10,913,576

Total Egypt		18,743,369

Finland—2.3%
Sampo Oyj, A Shares	354,400	10,223,643

France—8.5%
Axa	223,563	9,664,877
Gaz de France	228,760	11,582,605
Lafarge SA	40,917	7,482,266
Sanofi-Aventis	103,050	8,364,369

Total France		37,094,117

Germany—17.5%
Continental AG	55,980	7,896,060
DaimlerChrysler AG	192,690	17,849,691
Deutsche Post AG	427,470	13,872,992
KarstadtQuelle AG (a)	173,700	5,869,456
Siemens AG	73,330	10,554,250
Symrise AG	413,373	12,343,592
Wincor Nixdorf AG	86,950	8,079,207

Total Germany		76,465,248

Hungary—1.9%
MOL Hungarian Oil and Gas Nyrt.	55,950	8,518,416

India—1.7%
Grasim Industries, Ltd. Sponsored GDR (d)	111,200	7,228,000

Indonesia—0.9%
PT Telekomunikasi Indonesia Tbk Sponsored ADR	95,700	4,124,670

Ireland—4.2%
Anglo Irish Bank Corp. PLC	308,800	6,339,158
CRH PLC	247,055	12,221,197

Total Ireland		18,560,355

Italy—5.2%
Prysmian SpA	483,600	11,730,144
UniCredito Italiano SpA	1,242,752	11,127,784

Total Italy		22,857,928

Description	Shares	Value

Japan—10.7%
Daito Trust Construction Co., Ltd.	176,300	$8,379,942
Ichiyoshi Securities Co., Ltd.	371,900	5,372,441
JSR Corp.	301,700	7,267,966
The Sumitomo Trust and Banking Co., Ltd.	1,052,000	10,009,312
THK Co., Ltd.	378,700	9,475,550
USS Co., Ltd.	95,810	6,090,194

Total Japan		46,595,405

Mexico—1.4%
Kimberly-Clark de Mexico SAB de CV, Series A	1,426,500	6,212,547

Netherlands—2.5%
TNT NV	240,757	10,869,912

Spain—2.4%
Banco Bilbao Vizcaya Argentaria SA	428,190	10,524,916

Sweden—2.1%
Telefonaktiebolaget LM Ericsson, B Shares	2,341,000	9,374,651

Switzerland—10.9%
Julius Baer Holding, Ltd.	121,992	8,749,263
Nestle SA	39,680	15,087,206
Novartis AG	246,437	13,874,146
UBS AG	164,380	9,871,384

Total Switzerland		47,581,999

Turkey—2.3%
Asya Katilim Bankasi AS (a)	772,900	4,763,864
Turkcell Iletisim Hizmetleri AS	759,500	5,146,492

Total Turkey		9,910,356

United Kingdom—18.1%
BAE Systems PLC	1,346,025	10,937,408
British American Tobacco PLC	493,118	16,799,441
ITV PLC	2,754,700	6,311,705
Kingfisher PLC	920,919	4,185,004
National Grid PLC	678,033	10,039,532
Northern Rock PLC	316,250	5,507,526
Old Mutual PLC	2,241,600	7,596,159
Tesco PLC	1,338,886	11,242,046
Thomas Cook Group PLC (a)	996,400	6,477,166

Total United Kingdom		79,095,987

Total Common Stocks
(Identified cost $375,770,528)		423,981,519

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Principal Amount (000)	Value

Lazard International Strategic Equity Portfolio (concluded)
Repurchase Agreement—1.2%
State Street Bank and Trust Co., 3.70%, 07/02/07 (Dated 06/29/07, collateralized by $5,680,000 United States Treasury Note, 3.375%, 09/15/09, with a value of $5,545,100) Proceeds of $5,435,675 (Identified cost $5,434,000)	$5,434	$5,434,000

Description	Value

Total Investments—98.1%
(Identified cost $381,204,528) (b)	$429,415,519
Cash and Other Assets in Excess of Liabilities—1.9%	8,210,087

Net Assets—100.0%	$437,625,606

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued) June 30, 2007 (unaudited)

Description	Shares	Value

Lazard International Small Cap Portfolio
Common Stocks—94.7%
Australia—4.6%
ABC Learning Centres, Ltd. (c)	1,117,323	$6,559,724
Fairfax Media, Ltd. (c)	1,295,727	5,166,687
James Hardie Industries NV (c)	775,000	5,733,489
Macquarie Infrastructure Group	2,109,866	6,444,040

Total Australia		23,903,940

Austria—2.1%
CAT oil AG (a), (c)	237,174	6,470,371
Oesterreichische Post AG (c)	99,111	4,399,793

Total Austria		10,870,164

Finland—1.4%
Sampo Oyj, A Shares (c)	256,800	7,408,102

France—3.2%
Carbone Lorraine SA (c)	99,337	7,743,692
Neopost SA	62,200	9,115,298

Total France		16,858,990

Germany—10.3%
Aareal Bank AG (c)	122,159	6,368,300
Compugroup Holding AG (a)	272,251	6,070,539
Demag Cranes AG	121,975	8,146,064
Gerresheimer AG	96,800	4,967,864
Kloeckner & Co. AG (c)	108,638	7,900,929
Pfeiffer Vacuum Technology AG (c)	84,870	8,166,760
SGL Carbon AG (a), (c)	88,600	3,679,506
Symrise AG	278,708	8,322,406

Total Germany		53,622,368

Greece—1.0%
Piraeus Bank SA	136,725	4,996,736

Hong Kong—2.0%
Esprit Holdings, Ltd.	818,065	10,380,287

Ireland—5.4%
Anglo Irish Bank Corp. PLC	447,830	9,193,217
DCC PLC	241,600	8,141,008
Grafton Group PLC Units (a)	405,400	5,781,738
Irish Life & Permanent PLC	204,400	5,159,420

Total Ireland		28,275,383

Italy—1.2%
AICON SpA	1,084,949	6,366,633

Description	Shares	Value

Japan—22.2%
ABC-Mart, Inc. (c)	120,600	$2,753,893
Asahi Pretec Corp. (c)	252,700	7,039,054
Chiyoda Corp. (c)	252,700	4,808,656
Daito Trust Construction Co., Ltd. (c)	127,200	6,046,107
Don Quijote Co., Ltd. (c)	184,000	3,680,149
Eizo Nanao Corp.	213,100	6,936,815
Hisamitsu Pharmaceutical Co., Inc. (c)	224,600	6,183,570
Ichiyoshi Securities Co., Ltd. (c)	433,200	6,257,976
Ito En, Ltd. (c)	106,100	3,479,533
JAFCO Co., Ltd. (c)	144,000	6,623,102
JSR Corp. (c)	332,200	8,002,713
K.K. DaVinci Advisors (a), (c)	6,791	5,938,929
Konami Corp. (c)	231,900	5,304,810
Mars Engineering Corp. (c)	75,300	1,518,256
Misumi Group, Inc. (c)	406,800	6,884,586
OSG Corp. (c)	481,600	6,621,781
Secom Techno Service Co., Ltd.	136,900	5,520,564
Shoei Co, Ltd. (c)	176,880	3,702,456
Suruga Bank, Ltd. (c)	441,700	5,554,558
THK Co., Ltd. (c)	302,500	7,568,930
USS Co., Ltd.	81,990	5,211,721

Total Japan		115,638,159

Netherlands—10.7%
Fugro NV (c)	148,512	9,436,955
Hunter Douglas NV	59,352	5,612,653
Koninklijke Boskalis Westminster NV	228,908	9,123,068
Ordina NV (c)	310,721	6,462,522
SBM Offshore NV (c)	214,808	8,210,084
USG People NV (c)	182,973	8,624,286
Wavin NV	348,440	8,390,543

Total Netherlands		55,860,111

Norway—2.9%
Acergy SA (c)	297,600	6,751,784
Songa Offshore ASA (a), (c)	805,200	8,179,671

Total Norway		14,931,455

Portugal—1.1%
Banif SGPS SA	684,019	5,616,716

Spain—3.3%
Abengoa SA (c)	129,600	5,333,204
Indra Sistemas SA (c)	215,351	5,386,400
Prosegur Compania de Seguridad SA	171,451	6,571,479

Total Spain		17,291,083

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued) June 30, 2007 (unaudited)

Description	Shares	Value

Lazard International Small Cap Portfolio (concluded)
Sweden—4.4%
Cardo AB (c)	139,200	$6,079,799
Elekta AB, B Shares (c)	299,300	5,194,059
Getinge AB, B Shares (c)	281,500	6,085,921
KappAhl Holding AB (c)	507,900	5,721,763

Total Sweden		23,081,542

Switzerland—2.0%
Geberit AG	30,200	5,149,968
Sika AG	2,625	5,354,520

Total Switzerland		10,504,488

United Kingdom—16.9%
Ashmore Group PLC	1,061,042	5,731,847
Ashtead Group PLC	1,449,809	4,421,409
Cattles PLC	661,746	5,204,556
Charter PLC (a)	312,375	6,925,400
Chemring Group PLC	156,346	6,167,037
Enodis PLC	1,521,396	6,028,589
Enterprise Inns PLC	367,134	5,075,164
Filtrona PLC	1,126,353	5,892,575
Intertek Group PLC	326,591	6,447,711
Man Group PLC	668,540	8,168,663
Northgate PLC	321,700	6,628,691
Regus Group PLC	2,749,883	7,448,250
Vanco PLC (a), (c)	831,068	7,003,129
William Hill PLC	566,776	6,993,466

Total United Kingdom		88,136,487

Total Common Stocks (Identified cost $387,110,343)		493,742,644

Description	Shares	Value

Preferred Stock—1.7%
Germany—1.7%
Fuchs Petrolub AG (Identified cost $5,952,698)	93,866	$8,683,796

Short-Term Investments—32.4%
Collateral for Securities on Loan—29.5%
State Street Navigator Securities Lending Prime Portfolio, 5.27% (e), (f)	153,864,894	153,864,894

	Principal Amount (000)

Repurchase Agreement—2.9%
State Street Bank and Trust Co., 3.70%, 07/02/07 (Dated 06/29/07, collateralized by $15,690,000 United States Treasury Note, 3.375%, 09/15/09, with a value of $15,317,363) Proceeds of $15,020,630	$15,016	15,016,000

Total Short-Term Investments (Identified cost $168,880,894)		168,880,894

Total Investments—128.8% (Identified cost $561,943,935) (b)		$671,307,334
Liabilities in Excess of Cash and Other Assets—(28.8)%		(150,246,930)

Net Assets—100.0%		$521,060,404

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued) June 30, 2007 (unaudited)

Description	Shares	Value

Lazard Emerging Markets Portfolio
Common Stocks—84.1%
Argentina—1.5%
Tenaris SA ADR (c)	1,454,400	$71,207,424

Bahrain—0.5%
Investcorp Bank BSC GDR (a)	261,035	6,656,393
Investcorp Bank BSC GDR (a), (d)	700,149	17,853,799

Total Bahrain		24,510,192

Brazil—5.2%
Brasil Telecom Participacoes SA ADR	593,077	35,857,435
JHSF Participacoes SA	5,056,900	29,537,967
Petroleo Brasileiro SA ADR	970,000	117,631,900
Souza Cruz SA	2,585,465	62,153,183

Total Brazil		245,180,485

Egypt—4.4%
Eastern Tobacco	679,666	48,952,668
Orascom Construction Industries	1,602,934	105,031,951
Orascom Telecom Holding SAE	4,388,600	56,348,313

Total Egypt		210,332,932

Hong Kong—0.4%
China Netcom Group Corp. (Hong Kong), Ltd.	6,239,000	17,237,672

Hungary—1.9%
MOL Hungarian Oil and Gas Nyrt.	378,068	57,561,044
Richter Gedeon Nyrt. (c)	162,127	32,703,963

Total Hungary		90,265,007

India—9.7%
Grasim Industries, Ltd.	722,298	46,642,778
Hero Honda Motors, Ltd.	1,990,989	33,924,175
Hindustan Unilever, Ltd.	8,335,051	38,925,215
Oil and Natural Gas Corp., Ltd.	4,156,907	91,992,395
Punjab National Bank, Ltd.	2,608,927	35,103,849
Satyam Computer Services, Ltd.	5,720,378	65,627,564
State Bank of India	3,938,435	147,814,003

Total India		460,029,979

Indonesia—4.7%
PT Astra International Tbk	33,655,000	62,951,799
PT Bank Mandiri Tbk	229,010,000	79,209,325
PT Telekomunikasi Indonesia Tbk Sponsored ADR	892,223	38,454,811
PT United Tractors Tbk	45,792,900	41,814,214

Total Indonesia		222,430,149

Description	Shares	Value

Israel—3.2%
Bank Hapoalim BM	18,033,447	$87,898,677
Israel Chemicals, Ltd.	8,321,415	66,001,008

Total Israel		153,899,685

Mexico—5.9%
Cemex SAB de CV Sponsored ADR (a), (c)	2,714,065	100,148,999
Desarrolladora Homex SA de CV ADR (a), (c)	1,292,016	78,283,249
Fomento Economico Mexicano SAB de CV Sponsored ADR	783,300	30,799,356
Grupo Televisa SA Sponsored ADR	1,759,600	48,582,556
Kimberly-Clark de Mexico SAB de CV, Series A (c)	5,224,065	22,751,315

Total Mexico		280,565,475

Philippines—2.5%
Philippine Long Distance Telephone Co. Sponsored ADR (c)	2,091,000	119,605,200

Russia—2.8%
Evraz Group SA GDR	847,300	34,824,030
Mobile TeleSystems Sponsored ADR	1,565,300	94,810,221
Pharmstandard GDR (a), (d)	154,565	2,593,601

Total Russia		132,227,852

South Africa—9.8%
Aquarius Platinum, Ltd.	2,807,035	88,082,749
Imperial Holdings, Ltd.	4,409,394	91,164,158
Kumba Iron Ore, Ltd.	3,286,180	86,208,636
Murray & Roberts Holdings, Ltd.	3,840,787	34,856,830
Naspers, Ltd., N Shares	1,282,800	33,106,863
Sanlam, Ltd.	10,036,994	32,009,642
Steinhoff International Holdings, Ltd. (a)	17,109,916	58,739,516
Truworths International, Ltd.	7,982,352	41,315,350

Total South Africa		465,483,744

South Korea—15.7%
Amorepacific Corp.	49,595	39,293,798
Hite Brewery Co., Ltd.	503,965	65,457,084
Hyundai Motor Co., Ltd.	876,477	69,252,972
Kangwon Land, Inc.	2,777,910	64,494,176
Kookmin Bank	1,437,716	126,202,801
Lotte Shopping Co., Ltd. GDR (d)	2,749,600	53,397,232
Samsung Electronics Co., Ltd.	227,546	139,399,325
Shinhan Financial Group Co., Ltd.	2,127,990	129,443,704
SK Telecom Co., Ltd.	30,630	7,061,576
SK Telecom Co., Ltd. ADR (c)	507,800	13,888,330
Woongjin Coway Co., Ltd.	1,033,550	35,014,736

Total South Korea		742,905,734

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued) June 30, 2007 (unaudited)

Description	Shares	Value

Lazard Emerging Markets Portfolio (concluded)
Sweden—2.1%
Oriflame Cosmetics SA SDR (c)	2,129,550	$100,154,564

Taiwan—7.9%
Advantech Co., Ltd.	10,544,046	33,686,023
Chinatrust Financial Holding Co., Ltd.	93,279,512	72,657,321
Fubon Financial Holding Co., Ltd.	63,073,000	57,572,872
Hon Hai Precision Industry Co., Ltd.	11,262,242	97,318,710
Novatek Microelectronics Corp., Ltd.	9,535,000	49,900,201
Taiwan Semiconductor Manufacturing Co., Ltd.	28,372,926	61,207,340

Total Taiwan		372,342,467

Thailand—1.5%
Kasikornbank PCL	32,617,800	72,274,054

Turkey—4.4%
Ford Otomotiv Sanayi AS	2,112,640	19,896,231
Turkcell Iletisim Hizmetleri AS (c)	13,702,686	92,851,553
Turkcell Iletisim Hizmetleri AS ADR (c)	3,145,217	52,367,863
Turkiye Is Bankasi, C Shares (c)	8,919,500	42,000,632

Total Turkey		207,116,279

Total Common Stocks (Identified cost $3,120,001,961)		3,987,768,894

Preferred Stocks—10.1%
Brazil—9.6%
AES Tiete SA	1,172,800,546	45,669,803
Bradespar SA	1,071,152	40,766,065
Companhia Energetica de Minas Gerais	1,277,300	27,217,234
Companhia Vale do Rio Doce, A Shares	4,171,706	157,012,964
Iochpe Maxion SA	2,394,600	37,162,302
Klabin SA	16,624,430	58,694,769
Tam SA Sponsored ADR (c)	1,645,180	54,455,458
Tele Norte Leste Participacoes SA ADR (c)	1,802,559	34,194,544

Total Brazil		455,173,139

Description	Shares	Value

South Korea—0.5%
Hyundai Motor Co., Ltd.	544,720	$24,880,597

Total Preferred Stocks (Identified cost $330,715,960)		480,053,736

Short-Term Investments—10.9%
Collateral for Securities on Loan—6.5%
State Street Navigator Securities Lending Prime Portfolio, 5.27% (e), (f)	305,781,973	305,781,973

	Principal Amount (000)

Repurchase Agreement—4.4%
State Street Bank and Trust Co., 3.70%, 07/02/07 (Dated 06/29/07, collateralized by $191,980,000 United States Treasury Bond and Notes, 4.625%-7.50%, 05/31/11-11/15/16, with a value of $215,011,250) Proceeds of $210,859,995	$210,795	210,795,000

Total Short-Term Investments (Identified cost $516,576,973)		516,576,973

Total Investments—105.1% (Identified cost $3,967,294,894) (b)		$4,984,399,603
Liabilities in Excess of Cash and Other Assets—(5.1)%		(241,740,999)

Net Assets—100.0%		$4,742,658,604

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Principal Amount (000)	Value

Lazard High Yield Portfolio
Corporate Bonds—96.5%
Aerospace & Defense—1.9%
Sequa Corp.,
8.875%, 04/01/08	$1,300	$1,317,875

Automotive—5.8%
ArvinMeritor, Inc.,
8.125%, 09/15/15 (c)	550	532,125
Ford Motor Co.,
7.45%, 07/16/31 (c)	425	338,938
Ford Motor Credit Co.,
7.00%, 10/01/13 (c)	1,725	1,602,941
General Motors Acceptance Corp.:
6.75%, 12/01/14 (c)	1,325	1,268,837
8.00%, 11/01/31 (c)	350	357,437
Venture Holdings Co. LLC,
12.00%, 06/01/09 (a), (h)	2,840	284

		4,100,562

Building & Construction—1.5%
KB Home,
7.75%, 02/01/10	1,060	1,060,000

Building Materials—2.1%
Goodman Global Holding Co., Inc.,
7.875%, 12/15/12 (c)	390	388,050
Legrand SA,
8.50%, 02/15/25 (c)	925	1,098,438

		1,486,488

Cable Television—8.1%
Cablevision Systems Corp.,
8.00%, 04/15/12 (c)	725	717,750
Charter Communications Holdings LLC,
11.00%, 10/01/15	684	713,925
DirecTV Holdings LLC:
6.375%, 06/15/15	400	376,000
8.375%, 03/15/13	450	471,375
EchoStar DBS Corp.:
5.75%, 10/01/08	50	49,625
6.625%, 10/01/14	810	777,600
Mediacom Broadband LLC,
8.50%, 10/15/15 (c)	725	735,875
Rogers Cable, Inc.,
6.25%, 06/15/13 (c)	905	907,262
Shaw Communications, Inc.,
7.25%, 04/06/11 (c)	900	927,000

		5,676,412

Description	Principal Amount (000)	Value

Chemicals—5.5%
ARCO Chemical Co.,
9.80%, 02/01/20 (c)	$535	$589,837
Lyondell Chemical Co.,
8.00%, 09/15/14	500	515,000
Momentive Performance
Materials, Inc.:
9.75%, 12/01/14 (d)	275	275,000
11.50%, 12/01/16 (c), (d)	250	250,000
Mosaic Global Holdings, Inc.,
7.30%, 01/15/28	775	744,000
NOVA Chemicals Corp.,
6.50%, 01/15/12 (c)	687	642,345
Tronox Worldwide LLC,
9.50%, 12/01/12 (c)	800	832,000

		3,848,182

Computer Services—1.2%
SunGard Data Systems, Inc.,
10.25%, 08/15/15 (c)	824	872,410

Diversified—2.3%
Leucadia National Corp.,
7.00%, 08/15/13 (c)	950	931,000
The Greenbrier Cos., Inc.,
8.375%, 05/15/15	700	701,750

		1,632,750

Drugs—0.7%
Elan Finance PLC,
7.75%, 11/15/11	500	501,250

Electric Generation—3.2%
Caithness Coso Funding Corp.,
6.263%, 06/15/14 (d)	663	642,246
Reliant Energy, Inc.,
6.75%, 12/15/14	825	844,594
The AES Corp.,
9.50%, 06/01/09	710	741,950

		2,228,790

Electric Integrated—1.2%
Edison Mission Energy:
7.00%, 05/15/17 (d)	200	188,500
7.50%, 06/15/13	675	668,250

		856,750

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Principal Amount (000)	Value

Lazard High Yield Portfolio (continued)
Electronics—1.8%
Freescale Semiconductor, Inc.:
8.875%, 12/15/14 (c), (d)	$225	$215,438
10.125%, 12/15/16 (c), (d)	375	352,500
NXP BV,
7.875%, 10/15/14	700	689,500

		1,257,438

Energy Exploration & Production—4.8%
Chesapeake Energy Corp.,
6.375%, 06/15/15	925	881,062
Compagnie Generale de Geophysique,
7.50%, 05/15/15	750	752,812
OPTI Canada, Inc.,
8.25%, 12/15/14 (d)	525	532,875
PetroHawk Energy Corp.,
9.125%, 07/15/13 (c)	425	449,438
Pogo Producing Co.,
6.875%, 10/01/17	250	248,125
Seitel, Inc.,
9.75%, 02/15/14 (d)	525	525,000

		3,389,312

Energy Integrated—0.7%
Verasun Energy Corp.,
9.875%, 12/15/12 (c)	500	525,000

Environmental—1.0%
Browning-Ferris Industries, Inc.,
7.40%, 09/15/35	775	718,813

Financial Services—0.0%
Finance One PLC,
0.00%, 01/03/08 (a), (h), (i)	20,000	0
Morgan Guarantee Trust,
0.00%, 07/31/07 (a), (h), (i)	10,569	0

		0

Food & Beverages—2.8%
Constellation Brands, Inc.,
7.25%, 09/01/16 (c)	725	710,500
Dean Foods Co.,
7.00%, 06/01/16 (c)	800	768,000
NBTY, Inc.,
7.125%, 10/01/15	475	479,750

		1,958,250

Description	Principal Amount (000)	Value

Forest & Paper Products—4.4%
Bowater Canada Finance,
7.95%, 11/15/11 (c)	$650	$609,375
Georgia-Pacific Corp.:
8.125%, 05/15/11	300	304,500
9.50%, 12/01/11	500	530,000
Smurfit Capital Funding PLC,
7.50%, 11/20/25	1,600	1,634,000

		3,077,875

Gaming—4.3%
Majestic Star Casino LLC:
9.50%, 10/15/10	250	260,000
9.75%, 01/15/11 (c)	100	96,875
Mandalay Resorts Group:
9.375%, 02/15/10	1,035	1,106,156
10.25%, 08/01/07	655	655,819
Wheeling Island Gaming, Inc.,
10.125%, 12/15/09	405	407,025
Wynn Las Vegas LLC,
6.625%, 12/01/14	500	482,500

		3,008,375

Gas Distribution—3.1%
Ferrellgas Partners LP,
8.75%, 06/15/12	684	703,665
MarkWest Energy Partners LP,
8.50%, 07/15/16	650	658,125
The Williams Cos., Inc.,
8.75%, 03/15/32	710	819,163

		2,180,953

Health Services—5.8%
Fresenius Medical Capital Trust,
7.875%, 02/01/08	1,120	1,125,600
HCA, Inc.,
9.25%, 11/15/16 (d)	675	716,344
HealthSouth Corp.,
10.75%, 06/15/16 (c)	350	379,750
Senior Housing Properties Trust,
7.875%, 04/15/15	179	185,265
Service Corp. International,
6.75%, 04/01/16	750	710,625
Tenet Healthcare Corp.,
7.375%, 02/01/13	500	451,875
The Cooper Cos., Inc.,
7.125%, 02/15/15 (d)	525	525,000

		4,094,459

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Principal Amount (000)	Value

Lazard High Yield Portfolio (continued)
Hotels—1.2%
Host Marriott LP,
7.125%, 11/01/13 (c)	$850	$847,875

Leisure & Entertainment—1.0%
Royal Caribbean Cruises, Ltd.:
7.25%, 06/15/16 (c)	300	301,844
8.00%, 05/15/10 (c)	400	420,500

		722,344

Machinery—0.6%
Case New Holland, Inc.:
6.00%, 06/01/09	325	324,188
9.25%, 08/01/11	125	130,781

		454,969

Media—2.1%
CanWest Media, Inc.,
8.00%, 09/15/12	911	906,119
Interpublic Group of Cos., Inc.,
6.25%, 11/15/14	600	549,750

		1,455,869

Metals & Mining—4.6%
Arch Western Finance LLC,
6.75%, 07/01/13 (c)	1,000	962,500
Century Aluminum Co.,
7.50%, 08/15/14	225	225,000
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/15	650	684,125
8.375%, 04/01/17	100	106,500
Massey Energy Co.,
6.875%, 12/15/13 (c)	800	731,000
Peabody Energy Corp.,
6.875%, 03/15/13 (c)	500	495,000

		3,204,125

Packaging—1.1%
Owens-Brockway Glass Container, Inc.,
8.75%, 11/15/12 (c)	725	757,625

Printing & Publishing—3.3%
Dex Media East LLC,
12.125%, 11/15/12 (c)	195	210,356
Idearc, Inc.,
8.00%, 11/15/16	725	734,969
Phoenix Color Corp.,
13.00%, 02/01/09	515	515,000

Description	Principal Amount (000)	Value

R.H. Donnelley Corp.:
8.875%, 01/15/16	$400	$415,000
10.875%, 12/15/12	440	468,600

		2,343,925

Real Estate—1.9%
AMR Real Estate Partners:
7.125%, 02/15/13 (c)	500	480,000
8.125%, 06/01/12	350	351,313
Forest City Enterprises, Inc.,
7.625%, 06/01/15	475	478,562

		1,309,875

Retail—3.9%
Saks, Inc.,
9.875%, 10/01/11	1,225	1,338,312
Stater Brothers Holdings, Inc.,
8.125%, 06/15/12 (c)	725	735,875
The Neiman Marcus Group, Inc.,
10.375%, 10/15/15 (c)	600	658,500

		2,732,687

Support Services—2.1%
Avis Budget Car Rental LLC:
7.625%, 05/15/14 (c)	640	649,600
7.75%, 05/15/16	110	112,200
Hertz Corp.,
8.875%, 01/01/14	650	677,625

		1,439,425

Telecommunications—10.2%
Citizens Communications Co.,
6.25%, 01/15/13	1,000	955,000
Intelsat Bermuda, Ltd.,
11.25%, 06/15/16	350	393,313
Intelsat Subsidiary Holding Co., Ltd.,
8.25%, 01/15/13	800	816,000
Level 3 Financing, Inc.,
9.25%, 11/01/14 (c)	850	857,437
Nortel Networks, Ltd.,
10.75%, 07/15/16 (c), (d)	375	415,313
PanAmSat Corp.,
9.00%, 08/15/14	846	891,472
Qwest Corp.,
7.875%, 09/01/11	800	835,000
Rogers Wireless Communications, Inc.,
9.625%, 05/01/11	1,000	1,120,000
Windstream Corp.:
7.00%, 03/15/19	375	358,125
8.625%, 08/01/16	475	502,906

		7,144,566

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (concluded)
June 30, 2007 (unaudited)

Description	Principal Amount (000)	Value

Lazard High Yield Portfolio (concluded)
Transportation—2.3%
Kansas City Southern Railway Co.,
7.50%, 06/15/09	$610	$610,000
Stena AB,
7.50%, 11/01/13	975	988,406

		1,598,406

Total Corporate Bonds
(Identified cost $69,890,165)		67,803,635

	Shares

Preferred Stock—0.1%
Broadcasting—0.1%
ION Media Networks, Inc.,
14.25%, 11/15/07
(Identified cost $1,551)	4	35,800

Warrants—0.0%
Cable Television—0.0%
Ono Finance PLC:
05/31/09 (a), (d), (g)	500	5
03/16/11 (a), (d), (g)	470	5

		10

Total Warrants
(Identified cost $64,841)		10

Description	Shares	Value

Short-Term Investments—24.0%
Collateral for Securities on Loan—22.9%
State Street Navigator Securities
Lending Prime Portfolio,
5.27% (e), (f)	16,090,415	$16,090,415

	Principal Amount (000)

Repurchase Agreement—1.1%
State Street Bank and Trust Co., 3.70%, 07/02/07 (Dated 06/29/07, collateralized by $820,000 United States Treasury Note, 3.375%, 09/15/09, with a value of $800,525) Proceeds of $782,241	$782	782,000

Total Short-Term Investments
(Identified cost $16,872,415)		16,872,415

Total Investments—120.6%
(Identified cost $86,828,972) (b)		$84,711,860
Liabilities in Excess of Cash and Other Assets—(20.6)%		(14,453,139)

Net Assets—100.0%		$70,258,721

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments
June 30, 2007 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

U.S. Equity Value	$9,512,923	$467,312	$190,495	$276,817
U.S. Strategic Equity	113,577,642	14,445,674	1,783,707	12,661,967
Mid Cap	367,661,659	43,237,533	4,157,681	39,079,852
Small Cap	239,745,027	25,677,227	7,733,167	17,944,060
U.S. Small Cap Equity Growth	14,895,435	2,017,176	429,536	1,587,640
International Equity	531,118,085	81,033,560	10,444,984	70,588,576
International Equity Select	27,107,678	5,396,968	447,780	4,949,188
International Strategic Equity	381,204,528	56,357,933	8,146,942	48,210,991
International Small Cap	561,943,935	120,504,716	11,141,317	109,363,399
Emerging Markets	3,967,294,894	1,030,315,261	13,210,552	1,017,104,709
High Yield	86,828,972	1,851,334	3,968,446	(2,117,112)

(c)	Security or portion thereof is out on loan.

(d)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2007, these securities amounted to 1.1%, 1.7% and 6.6% of net assets of Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio and Lazard High Yield Portfolio, respectively, and are considered to be liquid. These securities amounted to 1.6% of net assets of Lazard Emerging Markets Portfolio and 1.3% are considered to be liquid.

(e)	Rate shown reflects 7 day yield as of June 30, 2007.

(f)	Represents security purchased with cash collateral received for securities on loan.

(g)	Date shown is the expiration date.

(h)	Issue in default.

(i)	Bankrupt issuer; security valued at zero; principal amount denominated in respective country’s currency.

Security Abbreviations:

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
SDR — Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments (concluded)
June 30, 2007 (unaudited)

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio

Industry
Agriculture	—%	—%	—%	—%	1.4%
Alcohol & Tobacco	8.2	9.1	5.6	—	3.7
Automotive	5.7	4.7	5.9	—	4.4
Banking	16.0	14.5	11.0	4.8	14.0
Building & Construction	3.8	2.2	8.1	8.5	7.7
Cable Television	—	—	—	—	0.7
Chemicals	—	—	4.5	7.4	—
Commercial Services	—	—	1.4	14.7	—
Consumer Products	1.4	1.0	—	2.1	5.7
Drugs	8.9	8.4	5.1	1.2	0.7
Electric	2.4	2.1	2.3	—	1.5
Energy Exploration & Production	—	—	—	—	1.9
Energy Integrated	7.7	8.5	1.9	1.7	3.7
Energy Services	—	—	—	7.5	1.5
Financial Services	4.2	6.7	7.2	9.2	5.1
Food & Beverages	4.0	6.8	3.4	0.7	0.6
Forest & Paper Products	—	—	1.4	1.0	1.7
Gas Utilities	2.5	—	2.6	—	—
Health Services	—	—	—	1.2	—
Insurance	3.9	6.2	4.5	1.4	—
Leisure & Entertainment	0.6	—	2.9	4.9	2.4
Manufacturing	6.2	3.0	9.9	15.2	1.7
Medical Products	—	—	—	2.2	—
Metals & Mining	—	—	—	—	8.6
Real Estate	—	—	—	1.9	0.6
Retail	4.8	3.4	4.9	3.8	2.0
Semiconductors & Components	0.6	3.4	—	—	6.0
Technology	1.0	—	1.8	3.6	1.4
Technology Hardware	3.3	3.2	2.2	1.3	2.1
Telecommunications	7.6	8.6	4.6	—	11.9
Transportation	4.5	3.6	5.7	2.1	3.2

Subtotal	97.3	95.4	96.9	96.4	94.2
Collateral for Securities on Loan	19.9	—	—	29.5	6.5
Repurchase Agreements	2.6	3.3	1.2	2.9	4.4

Total Investments	119.8%	98.7%	98.1%	128.8%	105.1%

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Assets and Liabilities
June 30, 2007 (unaudited)

	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard Mid Cap Portfolio	Lazard Small Cap Portfolio

ASSETS
Investments in securities, at value*	$9,789,740	$126,239,609	$406,741,511	$257,689,087
Cash	485	464	923	47
Foreign currency	—	—	—	—
Receivables for:
Investments sold	48,835	1,001,510	6,299,231	3,908,918
Capital stock sold	—	80,383	18,511,239	449,591
Dividends and interest	11,478	121,673	316,572	91,551
Income from securities loaned	—	—	—	16,743
Amount due from Investment Manager (Note 3)	12,731	—	—	—

Total assets	9,863,269	127,443,639	431,869,476	262,155,937

LIABILITIES
Payables for:
Foreign currency due to Custodian	—	—	—	—
Management fees	—	79,155	253,811	126,865
Accrued distribution fees	152	2,554	31,956	7,238
Accrued directors’ fees	112	1,704	4,473	2,316
Amounts due upon return of securities on loan	—	—	—	51,176,266
Investments purchased	72,886	360,589	2,723,133	5,704,897
Capital stock redeemed	—	22,214	207,475	180,588
Dividends	—	—	—	—
Other accrued expenses and payables	49,643	71,093	92,022	98,964

Total liabilities	122,793	537,309	3,312,870	57,297,134

Net assets	$9,740,476	$126,906,330	$428,556,606	$204,858,803

NET ASSETS
Paid in capital	$9,268,050	$103,524,535	$348,157,777	$160,975,687
Undistributed (distributions in excess of) net investment income (loss)	19,502	472,386	1,328,499	440,556
Accumulated undistributed net realized gain (loss)	176,107	10,247,442	39,990,478	25,498,500
Net unrealized appreciation (depreciation) on:
Investments	276,817	12,661,967	39,079,852	17,944,060
Foreign currency	—	—	—	—

Net assets	$9,740,476	$126,906,330	$428,556,606	$204,858,803

Institutional Shares
Net assets	$8,893,206	$114,130,814	$258,746,259	$170,297,499
Shares of capital stock outstanding**	703,821	8,967,169	16,014,615	11,119,757
Net asset value, offering and redemption price per share	$12.64	$12.73	$16.16	$15.31

Open Shares
Net assets	$847,270	$12,775,516	$169,810,347	$34,561,304
Shares of capital stock outstanding**	66,903	1,003,892	10,657,111	2,286,778
Net asset value, offering and redemption price per share	$12.66	$12.73	$15.93	$15.11

Cost of investments in securities	$9,512,923	$113,577,642	$367,661,659	$239,745,027
Cost of foreign currency	$—	$—	$—	$—
* Includes collateral for securities on loan, at value	$—	$—	$—	$51,176,266
** $0.001 par value, 1,750,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

	Lazard U.S. Small Cap Equity Growth Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio	Lazard High Yield Portfolio

ASSETS
Investments in securities, at value*	$16,483,075	$601,706,661	$32,056,866	$429,415,519	$671,307,334	$4,984,399,603	$84,711,860
Cash	142	79	923	67	787	354	214
Foreign currency	—	279,474	—	—	186,867	11,307,490	—
Receivables for:
Investments sold	—	4,968,229	392,202	9,300,877	1,759,646	64,402,541	486,630
Capital stock sold	65,297	435,663	27,586	37,952	2,000,853	34,325,159	50,404
Dividends and interest	4,926	1,163,377	83,075	1,151,510	1,056,079	7,636,608	1,243,049
Income from securities loaned	—	42,186	—	—	72,115	91,357	1,690
Amount due from Investment Manager (Note 3)	—	—	—	—	—	—	—

Total assets	16,553,440	608,595,669	32,560,652	439,905,925	676,383,681	5,102,163,112	86,493,847

LIABILITIES
Payables for:
Foreign currency due to Custodian	—	—	231	377,479	—	—	—
Management fees	209	314,098	11,335	269,958	451,136	3,717,037	11,202
Accrued distribution fees	64	11,054	2,968	3,032	52,072	172,254	519
Accrued directors’ fees	152	7,799	365	4,878	10,801	43,260	904
Amounts due upon return of securities on loan	—	99,773,171	—	—	153,864,894	305,781,973	16,090,415
Investments purchased	336,671	5,184,875	—	1,495,835	58,232	40,453,164	—
Capital stock redeemed	—	1,039,776	—	12,900	697,284	5,408,886	50
Dividends	—	—	—	—	—	—	66,451
Other accrued expenses and payables	44,742	166,912	51,445	116,237	188,858	3,927,934	65,585

Total liabilities	381,838	106,497,685	66,344	2,280,319	155,323,277	359,504,508	16,235,126

Net assets	$16,171,602	$502,097,984	$32,494,308	$437,625,606	$521,060,404	$4,742,658,604	$70,258,721

NET ASSETS
Paid in capital	$14,473,248	$460,780,228	$23,598,713	$359,953,964	$252,021,711	$3,330,348,288	$118,181,979
Undistributed (distributions in excess of) net investment income (loss)	(22,891)	9,636,272	359,951	5,976,037	3,542,669	37,205,331	(284,000)
Accumulated undistributed net realized gain (loss)	133,605	(38,903,715)	3,586,185	23,465,256	156,137,531	360,323,481	(45,522,146)
Net unrealized appreciation (depreciation) on:
Investments	1,587,640	70,588,576	4,949,188	48,210,991	109,363,399	1,014,777,533	(2,117,112)
Foreign currency	—	(3,377)	271	19,358	(4,906)	3,971	—

Net assets	$16,171,602	$502,097,984	$32,494,308	$437,625,606	$521,060,404	$4,742,658,604	$70,258,721

Institutional Shares
Net assets	$15,800,310	$447,353,469	$17,748,519	$422,100,108	$245,938,623	$3,798,495,538	$67,746,423
Shares of capital stock outstanding**	1,342,361	25,617,542	1,254,832	30,886,447	13,195,750	156,956,684	12,751,259
Net asset value, offering and redemption price per share	$11.77	$17.46	$14.14	$13.67	$18.64	$24.20	$5.31

Open Shares
Net assets	$371,292	$54,744,515	$14,745,789	$15,525,498	$275,121,781	$944,163,066	$2,512,298
Shares of capital stock outstanding**	31,639	3,124,115	1,041,845	1,139,420	14,798,370	38,664,429	471,253
Net asset value, offering and redemption price per share	$11.74	$17.52	$14.15	$13.63	$18.59	$24.42	$5.33

Cost of investments in securities	$14,895,435	$531,118,085	$27,107,678	$381,204,528	$561,943,935	$3,967,294,894	$86,828,972
Cost of foreign currency	$—	$280,397	$—	$—	$187,671	$11,271,549	$—
* Includes collateral for securities on loan, at value	$—	$99,773,171	$—	$—	$153,864,894	$305,781,973	$16,090,415
** $0.001 par value, 1,750,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Operations
For the Six Months Ended June 30, 2007 (unaudited)

	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard Mid Cap Portfolio	Lazard Small Cap Portfolio

INVESTMENT INCOME (LOSS)

Income:
Dividends	$70,551	$1,065,922	$2,483,701	$1,132,300
Interest	7,109	48,052	551,834	179,371
Income from securities loaned	—	—	—	83,516

Total investment income*	77,660	1,113,974	3,035,535	1,395,187

Expenses:
Management fees	25,030	477,150	1,427,513	799,781
Custodian fees	39,072	33,759	62,684	51,505
Distribution fees (Open Shares)	640	15,431	148,278	43,683
Administration fees	25,540	37,519	62,862	46,123
Shareholders’ services	22,567	24,591	26,421	26,667
Shareholders’ reports	55	2,726	7,891	13,518
Professional services	28,456	24,474	27,253	25,536
Registration fees	14,380	21,076	16,364	16,612
Directors’ fees and expenses	166	3,860	10,567	6,500
Shareholders’ meeting	5	184	562	535
Amortization of offering expenses	—	—	—	—
Other	1,528	3,262	6,157	4,503

Total gross expenses	157,439	644,032	1,796,552	1,034,963
Management fees waived and expenses reimbursed	(113,595)	(2,444)	—	—
Administration fees waived	(9,375)	—	—	—
Expense reductions	(330)	—	—	—

Total net expenses	34,139	641,588	1,796,552	1,034,963

Net investment income (loss)	43,521	472,386	1,238,983	360,224

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments**	165,325	8,942,077	36,762,758	16,756,209
Foreign currency	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments***	240,399	(30,965)	6,168,940	(4,549,774)
Foreign currency	—	—	—	—

Net realized and unrealized gain (loss) on investments and foreign currency	405,724	8,911,112	42,931,698	12,206,435

Contribution from Investment Manager (Note 3)	—	—	—	—

Net increase in net assets resulting from operations	$449,245	$9,383,498	$44,170,681	$12,566,659

* Net of foreign withholding taxes of	$—	$—	$—	$—

** Net of foreign capital gains taxes of	$—	$—	$—	$—

*** Net change in unrealized foreign capital gains taxes of	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

	Lazard U.S. Small Cap Equity Growth Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio	Lazard High Yield Portfolio

INVESTMENT INCOME (LOSS)

Income:
Dividends	$18,837	$9,936,606	$529,398	$7,492,598	$8,726,631	$54,876,157	$—
Interest	30,786	341,931	26,958	357,674	972,931	4,624,262	2,875,106
Income from securities loaned	—	431,331	—	—	425,255	428,437	9,209

Total investment income*	49,623	10,709,868	556,356	7,850,272	10,124,817	59,928,856	2,884,315

Expenses:
Management fees	58,272	2,133,393	130,466	1,561,705	3,021,027	18,580,764	195,463
Custodian fees	25,209	156,280	26,468	113,500	207,332	2,023,571	32,106
Distribution fees (Open Shares)	330	65,706	16,576	17,451	262,299	800,103	2,868
Administration fees	26,038	81,686	27,865	66,441	106,016	260,192	32,050
Shareholders’ services	22,563	27,022	23,231	23,230	45,855	458,796	23,132
Shareholders’ reports	96	21,670	1,129	5,817	36,287	322,791	1,319
Professional services	25,283	31,458	23,151	27,903	33,858	66,704	23,715
Registration fees	2,529	20,580	15,620	15,519	25,043	47,605	16,020
Directors’ fees and expenses	272	19,900	902	11,947	26,034	102,768	2,223
Shareholders’ meeting	5	1,328	78	160	3,283	27,025	47
Amortization of offering expenses	1,099	—	—	—	—	—	—
Other	1,576	10,571	1,885	6,757	12,933	46,125	2,532

Total gross expenses	163,272	2,569,594	267,371	1,850,430	3,779,967	22,736,444	331,475
Management fees waived and expenses reimbursed	(80,478)	—	(70,187)	—	—	—	(131,132)
Administration fees waived	(9,375)	—	—	—	—	—	—
Expense reductions	(204)	—	(779)	(558)	—	(11,590)	(1,533)

Total net expenses	73,215	2,569,594	196,405	1,849,872	3,779,967	22,724,854	198,810

Net investment income (loss)	(23,592)	8,140,274	359,951	6,000,400	6,344,850	37,204,002	2,685,505

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments**	91,082	92,493,405	2,643,040	19,112,750	164,002,631	317,102,957	611,624
Foreign currency	—	(561,626)	(3,671)	(289,209)	(601,666)	(4,402,081)	—
Net change in unrealized appreciation (depreciation) on:
Investments***	1,534,706	(60,105,394)	(558,444)	7,242,597	(139,449,309)	272,859,466	(1,202,924)
Foreign currency	—	(31,745)	(1,053)	7,837	(4,073)	(15,843)	—

Net realized and unrealized gain (loss) on investments and foreign currency	1,625,788	31,794,640	2,079,872	26,073,975	23,947,583	585,544,499	(591,300)

Contribution from Investment Manager (Note 3)	12,944	—	—	—	—	—	—

Net increase in net assets resulting from operations	$1,615,140	$39,934,914	$2,439,823	$32,074,375	$30,292,433	$622,748,501	$2,094,205

* Net of foreign withholding taxes of	$—	$1,058,962	$50,350	$769,559	$681,846	$5,417,556	$—

** Net of foreign capital gains taxes of	$—	$—	$—	$—	$—	$1,913	$—

*** Net change in unrealized foreign capital gains taxes of	$—	$—	$—	$—	$—	$1,559,057	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets

	Lazard U.S. Equity Value Portfolio

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment income	$43,521	$3,333
Net realized gain on investments	165,325	20,652
Net change in unrealized appreciation (depreciation) on investments	240,399	35,975

Net increase in net assets resulting from operations	449,245	59,960

Distributions to shareholders:
From net investment income
Institutional Shares	—	(18,511)
Open Shares	—	(9,450)
From net realized gains
Institutional Shares	—	(5,581)
Open Shares	—	(3,408)

Net decrease in net assets resulting from distributions	—	(36,950)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	8,095,773	252,300
Open Shares	702,956	226,200
Net proceeds in connection with acquisition of Lazard Equity Portfolio
Institutional Shares	—	—
Open Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	—	24,092
Open Shares	—	4,645
Cost of shares redeemed
Institutional Shares	(2,069)	—
Open Shares	(136,141)	—

Net increase (decrease) in net assets from capital stock transactions	8,660,519	507,237

Redemption fees (Note 2j):
Institutional Shares	20	—
Open Shares	—	—

Net increase in net assets from redemption fees	20	—

Total increase (decrease) in net assets	9,109,784	530,247
Net assets at beginning of period	630,692	100,445

Net assets at end of period*	$9,740,476	$630,692

* Includes undistributed (distributions in excess of) net investment income	$19,502	$(24,019)

Shares issued and redeemed:
Institutional Shares:
Shares outstanding at beginning of period	33,272	9,025

Shares sold	670,725	22,194
Shares issued in connection with acquisition of Lazard Equity Portfolio	—	—
Shares issued to shareholders from reinvestment of distributions	—	2,053
Shares redeemed	(176)	—

Net increase (decrease)	670,549	24,247

Shares outstanding at end of period	703,821	33,272

Open Shares:
Shares outstanding at beginning of period	20,414	1,002

Shares sold	57,714	19,020
Shares issued in connection with acquisition of Lazard Equity Portfolio	—	—
Shares issued to shareholders from reinvestment of distributions	—	392
Shares redeemed	(11,225)	—

Net increase (decrease)	46,489	19,412

Shares outstanding at end of period	66,903	20,414

The accompanying notes are an integral part of these financial statements.

	Lazard U.S. Strategic Equity Portfolio		Lazard Mid Cap Portfolio		Lazard Small Cap Portfolio

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment income	$472,386	$388,311	$1,238,983	$1,458,503	$360,224	$134,646
Net realized gain on investments	8,942,077	2,971,945	36,762,758	18,890,456	16,756,209	52,843,777
Net change in unrealized appreciation (depreciation) on investments	(30,965)	5,313,074	6,168,940	15,595,684	(4,549,774)	(11,559,895)

Net increase in net assets resulting from operations	9,383,498	8,673,330	44,170,681	35,944,643	12,566,659	41,418,528

Distributions to shareholders:
From net investment income
Institutional Shares	—	(390,410)	—	(1,240,961)	—	(110,375)
Open Shares	—	(1,086)	—	(197,978)	—	—
From net realized gains
Institutional Shares	—	(1,665,988)	—	(11,031,438)	—	(39,424,315)
Open Shares	—	(8,519)	—	(3,556,423)	—	(7,362,733)

Net decrease in net assets resulting from distributions	—	(2,066,003)	—	(16,026,800)	—	(46,897,423)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	4,528,684	55,865,263	76,515,472	77,725,113	9,804,697	11,671,979
Open Shares	1,618,608	62,657	93,646,133	47,877,913	3,202,757	11,551,777
Net proceeds in connection with acquisition of Lazard Equity Portfolio
Institutional Shares	—	51,729,353	—	—	—	—
Open Shares	—	11,583,237	—	—	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	—	2,050,427	—	10,417,726	—	38,773,151
Open Shares	—	8,133	—	2,762,170	—	6,935,593
Cost of shares redeemed
Institutional Shares	(16,049,166)	(14,169,939)	(84,152,979)	(40,186,186)	(46,531,029)	(103,765,069)
Open Shares	(1,605,947)	(36,917)	(17,404,614)	(29,019,541)	(6,294,877)	(17,873,533)

Net increase (decrease) in net assets from capital stock transactions	(11,507,821)	107,092,214	68,604,012	69,577,195	(39,818,452)	(52,706,102)

Redemption fees (Note 2j):
Institutional Shares	—	12,092	—	46	—	1,698
Open Shares	253	—	4,582	551	130	979

Net increase in net assets from redemption fees	253	12,092	4,582	597	130	2,677

Total increase (decrease) in net assets	(2,124,070)	113,711,633	112,779,275	89,495,635	(27,251,663)	(58,182,320)
Net assets at beginning of period	129,030,400	15,318,767	315,777,331	226,281,696	232,110,466	290,292,786

Net assets at end of period*	$126,906,330	$129,030,400	$428,556,606	$315,777,331	$204,858,803	$232,110,466

* Includes undistributed (distributions in excess of) net investment income	$472,386	$—	$1,328,499	$89,516	$440,556	$80,332

Shares issued and redeemed:
Institutional Shares:
Shares outstanding at beginning of period	9,919,704	1,453,051	16,333,214	12,998,140	13,604,388	16,447,073

Shares sold	366,341	5,253,082	4,919,936	5,535,870	646,271	744,910
Shares issued in connection with acquisition of Lazard Equity Portfolio	—	4,357,985	—	—	—	—
Shares issued to shareholders from reinvestment of distributions	—	172,762	—	719,954	—	2,640,538
Shares redeemed	(1,318,876)	(1,317,176)	(5,238,535)	(2,920,750)	(3,130,902)	(6,228,133)

Net increase (decrease)	(952,535)	8,466,653	(318,599)	3,335,074	(2,484,631)	(2,842,685)

Shares outstanding at end of period	8,967,169	9,919,704	16,014,615	16,333,214	11,119,757	13,604,388

Open Shares:
Shares outstanding at beginning of period	1,000,138	22,498	5,651,015	4,159,844	2,495,815	2,423,023

Shares sold	133,331	5,915	6,140,239	3,424,301	218,860	696,657
Shares issued in connection with acquisition of Lazard Equity Portfolio	—	974,199	—	—	—	—
Shares issued to shareholders from reinvestment of distributions	—	683	—	193,294	—	477,819
Shares redeemed	(129,577)	(3,157)	(1,134,143)	(2,126,424)	(427,897)	(1,101,684)

Net increase (decrease)	3,754	977,640	5,006,096	1,491,171	(209,037)	72,792

Shares outstanding at end of period	1,003,892	1,000,138	10,657,111	5,651,015	2,286,778	2,495,815

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (continued)

	Lazard U.S. Small Cap Equity Growth Portfolio

	Six Months Ended June 30, 2007 (unaudited)	Period Ended December 31, 2006**

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(23,592)	$(8,544)
Net realized gain on investments and foreign currency	91,082	92,034
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,534,706	23,716
Contribution from Investment Manager (Note 3)	12,944	—

Net increase in net assets resulting from operations	1,615,140	107,206

Distributions to shareholders:
From net investment income
Institutional Shares	—	—
Open Shares	—	—
From net realized gains
Institutional Shares	—	(37,527)
Open Shares	—	(2,879)

Net decrease in net assets resulting from distributions	—	(40,406)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	10,676,723	3,515,872
Open Shares	103,682	275,713
Net proceeds from reinvestment of distributions
Institutional Shares	—	37,527
Open Shares	—	2,879
Cost of shares redeemed
Institutional Shares	(40,168)	(33,293)
Open Shares	—	(49,273)

Net increase (decrease) in net assets from capital stock transactions	10,740,237	3,749,425

Redemption fees (Note 2j):
Institutional Shares	—	—
Open Shares	—	—

Net increase in net assets from redemption fees	—	—

Total increase (decrease) in net assets	12,355,377	3,816,225
Net assets at beginning of period	3,816,225	—

Net assets at end of period*	$16,171,602	$3,816,225

* Includes undistributed (distributions in excess of) net investment income (loss)	$(22,891)	$701

** Portfolio commenced operations on February 28, 2006.
† The inception date for Open Shares was February 3, 2006.
Shares issued and redeemed:
Institutional Shares:
Shares outstanding at beginning of period	357,156	—

Shares sold	988,710	357,078
Shares issued to shareholders from reinvestment of distributions	—	3,683
Shares redeemed	(3,505)	(3,605)

Net increase (decrease)	985,205	357,156

Shares outstanding at end of period	1,342,361	357,156

Open Shares:
Shares outstanding at beginning of period	22,564	—

Shares sold	9,075	27,153
Shares issued to shareholders from reinvestment of distributions	—	283
Shares redeemed	—	(4,872)

Net increase (decrease)	9,075	22,564

Shares outstanding at end of period	31,639	22,564

The accompanying notes are an integral part of these financial statements.

	Lazard International Equity Portfolio		Lazard International Equity Select Portfolio		Lazard International Strategic Equity Portfolio

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006†

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$8,140,274	$19,313,146	$359,951	$435,065	$6,000,400	$4,126,935
Net realized gain on investments and foreign currency	91,931,779	194,705,168	2,639,369	2,933,164	18,823,541	24,401,068
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(60,137,139)	(31,215,564)	(559,497)	1,717,464	7,250,434	28,616,354
Contribution from Investment Manager (Note 3)	—	—	—	—	—	—

Net increase in net assets resulting from operations	39,934,914	182,802,750	2,439,823	5,085,693	32,074,375	57,144,357

Distributions to shareholders:
From net investment income
Institutional Shares	—	(36,929,653)	—	(270,467)	—	(3,729,151)
Open Shares	—	(2,164,261)	—	(167,945)	—	(68,574)
From net realized gains
Institutional Shares	—	—	—	(1,269,846)	—	(20,303,769)
Open Shares	—	—	—	(979,095)	—	(629,537)

Net decrease in net assets resulting from distributions	—	(39,093,914)	—	(2,687,353)	—	(24,731,031)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	34,619,848	108,177,480	2,578,654	6,083,166	58,444,293	157,114,791
Open Shares	8,194,599	16,790,800	2,623,846	2,558,331	4,016,225	10,129,474
Net proceeds from reinvestment of distributions
Institutional Shares	224,397	30,420,503	—	1,277,067	—	21,410,518
Open Shares	—	1,959,247	—	1,075,249	—	692,287
Cost of shares redeemed
Institutional Shares	(325,032,767)	(609,253,647)	(2,904,576)	(4,219,258)	(11,272,419)	(2,617,952)
Open Shares	(6,645,656)	(25,155,199)	(1,465,274)	(2,239,904)	(237,572)	(232,557)

Net increase (decrease) in net assets from capital stock transactions	(288,639,579)	(477,060,816)	832,650	4,534,651	50,950,527	186,496,561

Redemption fees (Note 2j):
Institutional Shares	20	37,678	2	1,252	100	473
Open Shares	93	331	6	98	—	250

Net increase in net assets from redemption fees	113	38,009	8	1,350	100	723

Total increase (decrease) in net assets	(248,704,552)	(333,313,971)	3,272,481	6,934,341	83,025,002	218,910,610
Net assets at beginning of period	750,802,536	1,084,116,507	29,221,827	22,287,486	354,600,604	135,689,994

Net assets at end of period*	$502,097,984	$750,802,536	$32,494,308	$29,221,827	$437,625,606	$354,600,604

* Includes undistributed (distributions in excess of) net investment income (loss)	$9,636,272	$1,495,998	$359,951	$—	$5,976,037	$(24,363)

** Portfolio commenced operations on February 28, 2006.
† The inception date for Open Shares was February 3, 2006.
Shares issued and redeemed:
Institutional Shares:
Shares outstanding at beginning of period	42,981,256	73,968,882	1,275,571	1,045,758	27,171,668	12,580,701

Shares sold	2,058,916	7,155,699	193,973	464,155	4,553,326	13,105,649
Shares issued to shareholders from reinvestment of distributions	13,758	1,951,864	—	97,749	—	1,695,234
Shares redeemed	(19,436,388)	(40,095,189)	(214,712)	(332,091)	(838,547)	(209,916)

Net increase (decrease)	(17,363,714)	(30,987,626)	(20,739)	229,813	3,714,779	14,590,967

Shares outstanding at end of period	25,617,542	42,981,256	1,254,832	1,275,571	30,886,447	27,171,668

Open Shares:
Shares outstanding at beginning of period	3,028,637	3,476,798	957,538	853,150	843,756	—

Shares sold	489,232	1,088,540	192,600	198,410	313,466	808,123
Shares issued to shareholders from reinvestment of distributions	—	124,972	—	82,132	—	54,842
Shares redeemed	(393,754)	(1,661,673)	(108,293)	(176,154)	(17,802)	(19,209)

Net increase (decrease)	95,478	(448,161)	84,307	104,388	295,664	843,756

Shares outstanding at end of period	3,124,115	3,028,637	1,041,845	957,538	1,139,420	843,756

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard International Small Cap Portfolio

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$6,344,850	$7,785,005
Net realized gain on investments and foreign currency	163,400,965	106,510,860
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(139,453,382)	42,100,222

Net increase in net assets resulting from operations	30,292,433	156,396,087

Distributions to shareholders:
From net investment income
Institutional Shares	—	(8,298,726)
Open Shares	—	(1,293,901)
From net realized gains
Institutional Shares	—	(113,927,331)
Open Shares	—	(22,197,890)

Net decrease in net assets resulting from distributions	—	(145,717,848)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	56,077,576	184,768,792
Open Shares	156,129,831	104,305,829
Net proceeds from reinvestment of distributions
Institutional Shares	—	119,146,211
Open Shares	—	22,377,378
Cost of shares redeemed
Institutional Shares	(529,662,787)	(200,877,780)
Open Shares	(27,308,158)	(49,811,547)

Net increase (decrease) in net assets from capital stock transactions	(344,763,538)	179,908,883

Redemption fees (Note 2j):
Institutional Shares	624	1,955
Open Shares	7,174	5,708

Net increase in net assets from redemption fees	7,798	7,663

Total increase (decrease) in net assets	(314,463,307)	190,594,785
Net assets at beginning of period	835,523,711	644,928,926

Net assets at end of period*	$521,060,404	$835,523,711

* Includes undistributed (distributions in excess of) net investment income	$3,542,669	$(2,802,181)

Shares issued and redeemed:
Institutional Shares:
Shares outstanding at beginning of period	39,230,803	34,086,489

Shares sold	3,103,725	9,403,782
Shares issued to shareholders from reinvestment of distributions	—	6,719,909
Shares redeemed	(29,138,778)	(10,979,377)

Net increase (decrease)	(26,035,053)	5,144,314

Shares outstanding at end of period	13,195,750	39,230,803

Open Shares:
Shares outstanding at beginning of period	7,728,361	3,629,711

Shares sold	8,566,860	5,561,002
Shares issued to shareholders from reinvestment of distributions	—	1,264,678
Shares redeemed	(1,496,851)	(2,727,030)

Net increase (decrease)	7,070,009	4,098,650

Shares outstanding at end of period	14,798,370	7,728,361

The accompanying notes are an integral part of these financial statements.

	Lazard Emerging Markets Portfolio		Lazard High Yield Portfolio

	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (unaudited)	Year Ended December 31, 2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$37,204,002	$36,652,134	$2,685,505	$5,549,434
Net realized gain on investments and foreign currency	312,700,876	307,528,076	611,624	2,509,910
Net change in unrealized appreciation (depreciation) on investments and foreign currency	272,843,623	281,179,252	(1,202,924)	(1,406,323)

Net increase in net assets resulting from operations	622,748,501	625,359,462	2,094,205	6,653,021

Distributions to shareholders:
From net investment income
Institutional Shares	—	(32,694,103)	(2,602,240)	(5,376,099)
Open Shares	—	(3,516,848)	(83,265)	(173,335)
From net realized gains
Institutional Shares	—	(267,955,997)	—	—
Open Shares	—	(41,301,087)	—	—

Net decrease in net assets resulting from distributions	—	(345,468,035)	(2,685,505)	(5,549,434)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	1,053,967,411	1,352,454,300	480,528	8,194,508
Open Shares	491,842,134	355,869,553	432,545	342,657
Net proceeds from reinvestment of distributions
Institutional Shares	—	263,255,080	2,195,169	4,477,428
Open Shares	—	41,328,690	79,685	163,339
Cost of shares redeemed
Institutional Shares	(511,317,143)	(535,704,693)	(2,816,399)	(20,404,288)
Open Shares	(101,080,716)	(180,342,867)	(152,806)	(1,331,911)

Net increase (decrease) in net assets from capital stock transactions	933,411,686	1,296,860,063	218,722	(8,558,267)

Redemption fees (Note 2j):
Institutional Shares	39,785	22,786	—	—
Open Shares	33,000	36,896	—	—

Net increase in net assets from redemption fees	72,785	59,682	—	—

Total increase (decrease) in net assets	1,556,232,972	1,576,811,172	(372,578)	(7,454,680)
Net assets at beginning of period	3,186,425,632	1,609,614,460	70,631,299	78,085,979

Net assets at end of period*	$4,742,658,604	$3,186,425,632	$70,258,721	$70,631,299

* Includes undistributed (distributions in excess of) net investment income	$37,205,331	$1,329	$(284,000)	$(284,000)

Shares issued and redeemed:
Institutional Shares:
Shares outstanding at beginning of period	133,219,000	79,234,728	12,778,921	14,254,153

Shares sold	47,721,800	68,689,002	89,461	1,553,044
Shares issued to shareholders from reinvestment of distributions	—	12,989,211	406,824	850,410
Shares redeemed	(23,984,116)	(27,693,941)	(523,947)	(3,878,686)

Net increase (decrease)	23,737,684	53,984,272	(27,662)	(1,475,232)

Shares outstanding at end of period	156,956,684	133,219,000	12,751,259	12,778,921

Open Shares:
Shares outstanding at beginning of period	21,215,039	10,890,070	405,406	564,731

Shares sold	22,081,821	17,703,837	79,720	64,661
Shares issued to shareholders from reinvestment of distributions	—	2,015,281	14,722	30,908
Shares redeemed	(4,632,431)	(9,394,149)	(28,595)	(254,894)

Net increase (decrease)	17,449,390	10,324,969	65,847	(159,325)

Shares outstanding at end of period	38,664,429	21,215,039	471,253	405,406

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

LAZARD U.S. EQUITY VALUE PORTFOLIO

Institutional Shares	Six Months Ended 6/30/07†	Year Ended 12/31/06	For the Period 9/30/05* to 12/31/05

Net asset value, beginning of period	$11.73	$10.02	$10.00

Income from investment operations:
Net investment income (a)	0.08	0.18	0.03
Net realized and unrealized gain	0.83	2.33	0.02

Total from investment operations	0.91	2.51	0.05

Less distributions from:
Net investment income	—	(0.62)	(0.03)
Net realized gains	—	(0.18)	—

Total distributions	—	(0.80)	(0.03)

Redemption fees	— (c)	—	—

Net asset value, end of period	$12.64	$11.73	$10.02

Total Return (b)	7.67%	25.23%	0.48%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,893	$390	$90
Ratios to average net assets:
Net expenses (d)	1.00%	1.00%	1.00%
Gross expenses (d)	4.08%	112.90%	388.31%
Net investment income (d)	1.33%	1.57%	1.17%
Portfolio turnover rate	35%	95%	13%

Open Shares	Six Months Ended 6/30/07†	Year Ended 12/31/06	For the Period 9/30/05* to 12/31/05

Net asset value, beginning of period	$11.77	$10.02	$10.00

Income from investment operations:
Net investment income (a)	0.06	0.12	0.02
Net realized and unrealized gain	0.83	2.37	0.02

Total from investment operations	0.89	2.49	0.04

Less distributions from:
Net investment income	—	(0.56)	(0.02)
Net realized gains	—	(0.18)	—

Total distributions	—	(0.74)	(0.02)

Net asset value, end of period	$12.66	$11.77	$10.02

Total Return (b)	7.56%	24.83%	0.41%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$847	$240	$10
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%	1.30%
Gross expenses (d)	12.45%	138.32%	596.46%
Net investment income (d)	0.95%	1.05%	0.86%
Portfolio turnover rate	35%	95%	13%

†	Unaudited.

*	Commencement of operations.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

	Six Months Ended 6/30/07†			For the Period 12/30/04* to 12/31/04
		Year Ended

Institutional Shares		12/31/06	12/31/05

Net asset value, beginning of period	$11.81	$10.38	$10.00	$10.00

Income from investment operations:
Net investment income (a)	0.05	0.08	0.09	—	(c)
Net realized and unrealized gain	0.87	1.73	0.41	—

Total from investment operations	0.92	1.81	0.50	—

Less distributions from:
Net investment income	—	(0.07)	(0.03)	—
Net realized gains	—	(0.31)	(0.09)	—

Total distributions	—	(0.38)	(0.12)	—

Redemption fees	—	— (c)	—	—

Net asset value, end of period	$12.73	$11.81	$10.38	$10.00

Total Return (b)	7.79%	17.44%	4.99%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$114,131	$117,194	$15,085	$400
Ratios to average net assets:
Net expenses (d)	0.97%	1.05%	1.16%	1.25%
Gross expenses (d)	0.97%	1.35%	13.80%	546.34	%(e)
Net investment income (d)	0.78%	0.71%	0.90%	1.92%
Portfolio turnover rate	30%	82%	53%	0%

	Six Months Ended 6/30/07†			For the Period 12/30/04* to 12/31/04
		Year Ended

Open Shares		12/31/06	12/31/05

Net asset value, beginning of period	$11.83	$10.39	$10.00	$10.00

Income from investment operations:
Net investment income (a)	0.02	— (c)	0.06	—	(c)
Net realized and unrealized gain	0.88	1.79	0.35	—

Total from investment operations	0.90	1.79	0.41	—

Less distributions from:
Net investment income	—	(0.04)	—	—
Net realized gains	—	(0.31)	(0.09)	—

Total distributions	—	(0.35)	(0.09)	—

Redemption fees	— (c)	—	0.07	—

Net asset value, end of period	$12.73	$11.83	$10.39	$10.00

Total Return (b)	7.61%	17.20%	4.79%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,776	$11,836	$234	$100
Ratios to average net assets:
Net expenses (d)	1.35%	1.35%	1.50%	1.55%
Gross expenses (d)	1.39%	7.38%	33.06%	1,049.82	%(e)
Net investment income (d)	0.40%	0.03%	0.58%	1.62%
Portfolio turnover rate	30%	82%	53%	0%

†	Unaudited.

*	Commencement of operations.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for periods of less than one year.

(e)	Gross expenses ratio was the result of the Portfolio being in existence for two days during the period ended 12/31/04.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD MID CAP PORTFOLIO

	Six Months Ended 6/30/07†	Year Ended

Institutional Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$14.41	$13.23	$13.20	$11.49	$8.93	$10.64

Income (loss) from investment operations:
Net investment income (a)	0.05	0.09	0.09	0.03	0.04	0.04
Net realized and unrealized gain (loss)	1.70	1.88	1.07	2.83	2.55	(1.57)

Total from investment operations	1.75	1.97	1.16	2.86	2.59	(1.53)

Less distributions from:
Net investment income	—	(0.08)	(0.07)	(0.04)	(0.03)	—
Net realized gains	—	(0.71)	(1.06)	(1.11)	—	(0.18)

Total distributions	—	(0.79)	(1.13)	(1.15)	(0.03)	(0.18)

Redemption fees	—	— (c)	—	— (c)	—	— (c)

Net asset value, end of period	$16.16	$14.41	$13.23	$13.20	$11.49	$8.93

Total Return (b)	12.14%	14.85%	8.89%	24.97%	29.03%	(14.47)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$258,746	$235,367	$171,912	$56,431	$39,625	$28,754
Ratios to average net assets:
Net expenses (d)	0.86%	0.89%	0.93%	1.05%	1.05%	1.05%
Gross expenses (d)	0.86%	0.89%	0.93%	1.13%	1.31%	1.40%
Net investment income (d)	0.72%	0.66%	0.67%	0.21%	0.42%	0.40%
Portfolio turnover rate	67%	76%	80%	92%	96%	104%

	Six Months Ended 6/30/07†	Year Ended

Open Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$14.23	$13.07	$13.06	$11.38	$8.84	$10.57

Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.05	0.05	(0.01)	0.01	0.01
Net realized and unrealized gain (loss)	1.66	1.86	1.05	2.80	2.53	(1.56)

Total from investment operations	1.70	1.91	1.10	2.79	2.54	(1.55)

Less distributions from:
Net investment income	—	(0.04)	(0.03)	—	— (c)	—
Net realized gains	—	(0.71)	(1.06)	(1.11)	—	(0.18)

Total distributions	—	(0.75)	(1.09)	(1.11)	—	(0.18)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of period	$15.93	$14.23	$13.07	$13.06	$11.38	$8.84

Total Return (b)	11.95%	14.57%	8.53%	24.59%	28.74%	(14.75)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$169,810	$80,410	$54,370	$30,412	$14,978	$8,128
Ratios to average net assets:
Net expenses (d)	1.13%	1.18%	1.23%	1.35%	1.35%	1.35%
Gross expenses (d)	1.13%	1.18%	1.23%	1.45%	1.69%	1.83%
Net investment income (loss) (d)	0.51%	0.37%	0.35%	(0.09)%	0.12%	0.09%
Portfolio turnover rate	67%	76%	80%	92%	96%	104%

†	Unaudited.

(a)	Net investment income (loss) has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD SMALL CAP PORTFOLIO

	Six Months Ended 6/30/07†	Year Ended

Institutional Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$14.44	$15.40	$18.84	$19.49	$14.03	$17.70

Income (loss) from investment operations:
Net investment income (a)	0.03	0.02	0.02	0.01	0.07	0.02
Net realized and unrealized gain (loss)	0.84	2.60	0.76	2.93	5.39	(3.18)

Total from investment operations	0.87	2.62	0.78	2.94	5.46	(3.16)

Less distributions from:
Net investment income	—	(0.01)	(0.02)	(0.07)	—	—
Net realized gains	—	(3.57)	(4.20)	(3.52)	—	(0.51)

Total distributions	—	(3.58)	(4.22)	(3.59)	—	(0.51)

Redemption fees	—	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$15.31	$14.44	$15.40	$18.84	$19.49	$14.03

Total Return (b)	6.09%	17.11%	4.31%	15.28%	38.92%	(17.97)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$170,297	$196,483	$253,236	$390,906	$465,876	$388,795
Ratios to average net assets:
Net expenses (d)	0.92%	0.91%	0.88%	0.86%	0.86%	0.85%
Gross expenses (d)	0.92%	0.91%	0.88%	0.86%	0.86%	0.85%
Net investment income (d)	0.39%	0.10%	0.10%	0.07%	0.42%	0.14%
Portfolio turnover rate	47%	86%	87%	100%	77%	93%

	Six Months Ended 6/30/07†	Year Ended

Open Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$14.27	$15.29	$18.78	$19.44	$14.03	$17.67

Income (loss) from investment operations:
Net investment income (loss) (a)	0.01	(0.03)	(0.04)	(0.05)	0.02	(0.03)
Net realized and unrealized gain (loss)	0.83	2.58	0.75	2.91	5.39	(3.17)

Total from investment operations	0.84	2.55	0.71	2.86	5.41	(3.20)

Less distributions from:
Net investment income	—	—	—	— (c)	—	—
Net realized gains	—	(3.57)	(4.20)	(3.52)	—	(0.51)

Total distributions	—	(3.57)	(4.20)	(3.52)	—	(0.51)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	0.07

Net asset value, end of period	$15.11	$14.27	$15.29	$18.78	$19.44	$14.03

Total Return (b)	5.89%	16.77%	3.93%	14.90%	38.56%	(17.82)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34,561	$35,627	$37,057	$50,295	$50,202	$43,110
Ratios to average net assets:
Net expenses (d)	1.23%	1.23%	1.19%	1.18%	1.19%	1.15%
Gross expenses (d)	1.23%	1.23%	1.19%	1.18%	1.19%	1.15%
Net investment income (loss) (d)	0.08%	(0.21)%	(0.21)%	(0.25)%	0.11%	(0.17)%
Portfolio turnover rate	47%	86%	87%	100%	77%	93%

†	Unaudited.

(a)	Net investment income (loss) has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD U.S. SMALL CAP EQUITY GROWTH PORTFOLIO

Institutional Shares	Six Months Ended 6/30/07†	For the Period 2/28/06* to 12/31/06

Net asset value, beginning of period	$10.05	$10.00

Income from investment operations:
Net investment loss (a)	(0.02)	(0.03)
Net realized and unrealized gain	1.73	0.19
Contribution from Investment Manager (Note 3)	0.01	—

Total from investment operations	1.72	0.16

Less distributions from:
Net realized gains	—	(0.11)

Total distributions	—	(0.11)

Net asset value, end of period	$11.77	$10.05

Total Return (b)	17.00%	1.65%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,800	$3,590
Ratios to average net assets:
Net expenses (c)	1.25%	1.25%
Gross expenses (c)	2.60%	10.02%
Net investment loss (c)	(0.40)%	(0.37)%
Portfolio turnover rate	29%	82%

Open Shares	Six Months Ended 6/30/07†	For the Period 2/28/06* to 12/31/06

Net asset value, beginning of period	$10.02	$10.00

Income from investment operations:
Net investment loss (a)	(0.04)	(0.07)
Net realized and unrealized gain	1.75	0.20
Contribution from Investment Manager (Note 3)	0.01	—

Total from investment operations	1.72	0.13

Less distributions from:
Net realized gains	—	(0.11)

Total distributions	—	(0.11)

Net asset value, end of period	$11.74	$10.02

Total Return (b)	17.17%	1.25%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$371	$226
Ratios to average net assets:
Net expenses (c)	1.55%	1.55%
Gross expenses (c)	11.63%	22.14%
Net investment loss (c)	(0.72)%	(0.80)%
Portfolio turnover rate	29%	82%

†	Unaudited.

*	Commencement of operations.

(a)	Net investment loss has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL EQUITY PORTFOLIO

	Six Months Ended 6/30/07†	Year Ended

Institutional Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$16.31	$14.00	$12.91	$11.37	$8.92	$10.01

Income (loss) from investment operations:
Net investment income (a)	0.24	0.33	0.26	0.18	0.18	0.14
Net realized and unrealized gain (loss)	0.91	2.83	1.16	1.60	2.43	(1.18)

Total from investment operations	1.15	3.16	1.42	1.78	2.61	(1.04)

Less distributions from:
Net investment income	—	(0.85)	(0.33)	(0.24)	(0.16)	(0.05)

Total distributions	—	(0.85)	(0.33)	(0.24)	(0.16)	(0.05)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$17.46	$16.31	$14.00	$12.91	$11.37	$8.92

Total Return (b)	7.11%	22.92%	11.25%	16.01%	29.51%	(10.44)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$447,353	$701,145	$1,035,346	$1,509,462	$2,103,600	$1,776,799
Ratios to average net assets:
Net expenses (d)	0.88%	0.84%	0.89%	0.90%	0.90%	0.90%
Gross expenses (d)	0.88%	0.84%	0.89%	0.90%	0.90%	0.90%
Net investment income (d)	2.87%	2.14%	2.03%	1.51%	1.90%	1.45%
Portfolio turnover rate	31%	68%	60%	58%	44%	58%

	Six Months Ended 6/30/07†	Year Ended

Open Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$16.40	$14.03	$12.94	$11.37	$8.88	$9.95

Income (loss) from investment operations:
Net investment income (a)	0.24	0.25	0.23	0.14	0.15	0.11
Net realized and unrealized gain (loss)	0.88	2.87	1.16	1.61	2.44	(1.18)

Total from investment operations	1.12	3.12	1.39	1.75	2.59	(1.07)

Less distributions from:
Net investment income	—	(0.75)	(0.30)	(0.18)	(0.10)	(0.02)

Total distributions	—	(0.75)	(0.30)	(0.18)	(0.10)	(0.02)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	0.02

Net asset value, end of period	$17.52	$16.40	$14.03	$12.94	$11.37	$8.88

Total Return (b)	6.89%	22.59%	10.93%	15.64%	29.29%	(10.57)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$54,745	$49,657	$48,770	$89,742	$105,336	$88,031
Ratios to average net assets:
Net expenses (d)	1.17%	1.15%	1.18%	1.20%	1.21%	1.21%
Gross expenses (d)	1.17%	1.15%	1.18%	1.20%	1.21%	1.21%
Net investment income (d)	2.81%	1.63%	1.78%	1.18%	1.61%	1.14%
Portfolio turnover rate	31%	68%	60%	58%	44%	58%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

	Six Months Ended 6/30/07†	Year Ended

Institutional Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$13.07	$11.73	$11.25	$9.80	$7.74	$9.15

Income (loss) from investment operations:
Net investment income (a)	0.17	0.25	0.18	0.14	0.18	0.12
Net realized and unrealized gain (loss)	0.90	2.43	0.82	1.47	2.12	(1.41)

Total from investment operations	1.07	2.68	1.00	1.61	2.30	(1.29)

Less distributions from:
Net investment income	—	(0.23)	(0.16)	(0.16)	(0.24)	(0.12)
Net realized gains	—	(1.11)	(0.36)	—	—	—

Total distributions	—	(1.34)	(0.52)	(0.16)	(0.24)	(0.12)

Redemption fees	— (c)	— (c)	—	—	—	— (c)

Net asset value, end of period	$14.14	$13.07	$11.73	$11.25	$9.80	$7.74

Total Return (b)	8.26%	23.01%	8.90%	16.45%	29.80%	(14.12)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,749	$16,677	$12,262	$10,455	$9,788	$20,957
Ratios to average net assets:
Net expenses (d)	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses (d)	1.62%	1.85%	1.97%	2.13%	1.85%	1.63%
Net investment income (d)	2.47%	1.90%	1.55%	1.43%	2.26%	1.41%
Portfolio turnover rate	31%	40%	33%	16%	29%	32%
	Six Months Ended 6/30/07†
		Year Ended

Open Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$13.10	$11.75	$11.28	$9.82	$7.75	$9.16

Income (loss) from investment operations:
Net investment income (a)	0.15	0.21	0.12	0.13	0.09	0.08
Net realized and unrealized gain (loss)	0.90	2.44	0.83	1.46	2.19	(1.40)

Total from investment operations	1.05	2.65	0.95	1.59	2.28	(1.32)

Less distributions from:
Net investment income	—	(0.19)	(0.12)	(0.13)	(0.21)	(0.09)
Net realized gains	—	(1.11)	(0.36)	—	—	—

Total distributions	—	(1.30)	(0.48)	(0.13)	(0.21)	(0.09)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—	—

Net asset value, end of period	$14.15	$13.10	$11.75	$11.28	$9.82	$7.75

Total Return (b)	8.02%	22.72%	8.46%	16.17%	29.49%	(14.37)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,746	$12,545	$10,026	$6,744	$7,279	$2,508
Ratios to average net assets:
Net expenses (d)	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses (d)	1.91%	2.13%	2.28%	2.47%	2.68%	2.79%
Net investment income (d)	2.18%	1.65%	1.05%	1.28%	1.09%	0.93%
Portfolio turnover rate	31%	40%	33%	16%	29%	32%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Institutional Shares	Six Months Ended 6/30/07†	Year Ended 12/31/06	For the Period 10/31/05* to 12/31/05

Net asset value, beginning of period	$12.66	$10.79	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.19	— (c)
Net realized and unrealized gain	0.82	2.64	0.79

Total from investment operations	1.01	2.83	0.79

Less distributions from:
Net investment income	—	(0.15)	—
Net realized gains	—	(0.81)	—

Total distributions	—	(0.96)	—

Redemption fees	— (c)	— (c)	— (c)

Net asset value, end of period	$13.67	$12.66	$10.79

Total Return (b)	7.98%	26.22%	7.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$422,100	$343,931	$135,690
Ratios to average net assets:
Net expenses (d)	0.87%	0.94%	1.46%
Gross expenses (d)	0.88%	0.94%	1.46%
Net investment income (loss) (d)	2.89%	1.57%	(0.20)%
Portfolio turnover rate	46%	68%	12%

Open Shares	Six Months Ended 6/30/07†	For the Period 2/3/06* to 12/31/06

Net asset value, beginning of period	$12.64	$11.49

Income from investment operations:
Net investment income (a)	0.17	0.12
Net realized and unrealized gain	0.82	1.93

Total from investment operations	0.99	2.05

Less distributions from:
Net investment income	—	(0.09)
Net realized gains	—	(0.81)

Total distributions	—	(0.90)

Redemption fees	—	— (c)

Net asset value, end of period	$13.63	$12.64

Total Return (b)	7.75%	17.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,525	$10,669
Ratios to average net assets:
Net expenses (d)	1.28%	1.45%
Gross expenses (d)	1.28%	1.63%
Net investment income (d)	2.54%	1.10%
Portfolio turnover rate	46%	68%

†	Unaudited.

*	Commencement of operations.

(a)	Net investment income (loss) has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

	Six Months Ended 6/30/07†	Year Ended

Institutional Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$17.80	$17.10	$19.24	$15.46	$11.07	$11.58

Income (loss) from investment operations:
Net investment income (a)	0.14	0.22	0.24	0.29	0.27	0.17
Net realized and unrealized gain (loss)	0.70	4.16	2.45	4.66	4.39	(0.53)

Total from investment operations	0.84	4.38	2.69	4.95	4.66	(0.36)

Less distributions from:
Net investment income	—	(0.25)	(0.22)	(0.26)	(0.27)	(0.15)
Net realized gains	—	(3.43)	(4.61)	(0.91)	—	—

Total distributions	—	(3.68)	(4.83)	(1.17)	(0.27)	(0.15)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$18.64	$17.80	$17.10	$19.24	$15.46	$11.07

Total Return (b)	4.72%	26.31%	14.77%	32.28%	42.21%	(3.08)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$245,939	$698,166	$582,909	$674,066	$644,240	$529,062
Ratios to average net assets:
Net expenses (d)	0.86%	0.86%	0.93%	0.94%	0.95%	0.96%
Gross expenses (d)	0.86%	0.86%	0.93%	0.94%	0.95%	0.96%
Net investment income (d)	1.55%	1.20%	1.24%	1.71%	2.15%	1.45%
Portfolio turnover rate	31%	49%	33%	39%	18%	25%

	Six Months Ended 6/30/07†	Year Ended

Open Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$17.77	$17.09	$19.22	$15.41	$11.02	$11.53

Income (loss) from investment operations:
Net investment income (a)	0.15	0.17	0.18	0.23	0.21	0.13
Net realized and unrealized gain (loss)	0.67	4.13	2.45	4.64	4.36	(0.54)

Total from investment operations	0.82	4.30	2.63	4.87	4.57	(0.41)

Less distributions from:
Net investment income	—	(0.19)	(0.16)	(0.18)	(0.20)	(0.10)
Net realized gains	—	(3.43)	(4.61)	(0.91)	—	—

Total distributions	—	(3.62)	(4.77)	(1.09)	(0.20)	(0.10)

Redemption fees	— (c)	— (c)	0.01	0.03	0.02	— (c)

Net asset value, end of period	$18.59	$17.77	$17.09	$19.22	$15.41	$11.02

Total Return (b)	4.61%	25.83%	14.47%	32.04%	41.71%	(3.55)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$275,122	$137,358	$62,020	$49,585	$20,124	$3,019
Ratios to average net assets:
Net expenses (d)	1.15%	1.19%	1.27%	1.36%	1.43%	1.43%
Gross expenses (d)	1.15%	1.19%	1.27%	1.36%	1.46%	1.86%
Net investment income (d)	1.65%	0.89%	0.93%	1.30%	1.59%	1.15%
Portfolio turnover rate	31%	49%	33%	39%	18%	25%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD EMERGING MARKETS PORTFOLIO

	Six Months Ended 6/30/07†	Year Ended

Institutional Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$20.60	$17.84	$13.98	$10.80	$7.11	$7.22

Income (loss) from investment operations:
Net investment income (a)	0.22	0.33	0.29	0.16	0.17	0.10
Net realized and unrealized gain (loss)	3.38	4.98	5.42	3.16	3.69	(0.13)

Total from investment operations	3.60	5.31	5.71	3.32	3.86	(0.03)

Less distributions from:
Net investment income	—	(0.27)	(0.18)	(0.14)	(0.17)	(0.08)
Net realized gains	—	(2.28)	(1.67)	—	—	—

Total distributions	—	(2.55)	(1.85)	(0.14)	(0.17)	(0.08)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$24.20	$20.60	$17.84	$13.98	$10.80	$7.11

Total Return (b)	17.48%	30.32%	41.40%	30.79%	54.45%	(0.37)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,798,496	$2,744,753	$1,413,671	$771,598	$591,514	$345,176
Ratios to average net assets:
Net expenses (d)	1.17%	1.20%	1.27%	1.32%	1.29%	1.31%
Gross expenses (d)	1.17%	1.20%	1.28%	1.32%	1.29%	1.31%
Net investment income (d)	2.05%	1.67%	1.82%	1.40%	2.06%	1.30%
Portfolio turnover rate	25%	46%	48%	43%	29%	31%

	Six Months Ended 6/30/07†	Year Ended

Open Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$20.82	$17.99	$14.06	$10.86	$7.13	$7.24

Income (loss) from investment operations:
Net investment income (a)	0.20	0.26	0.20	0.13	0.15	0.08
Net realized and unrealized gain (loss)	3.40	5.03	5.51	3.17	3.70	(0.13)

Total from investment operations	3.60	5.29	5.71	3.30	3.85	(0.05)

Less distributions from:
Net investment income	—	(0.18)	(0.14)	(0.10)	(0.14)	(0.06)
Net realized gains	—	(2.28)	(1.67)	—	—	—

Total distributions	—	(2.46)	(1.81)	(0.10)	(0.14)	(0.06)

Redemption fees	— (c)	— (c)	0.03	— (c)	0.02	— (c)

Net asset value, end of period	$24.42	$20.82	$17.99	$14.06	$10.86	$7.13

Total Return (b)	17.29%	29.93%	41.31%	30.43%	54.29%	(0.65)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$944,163	$441,673	$195,944	$30,536	$18,649	$9,140
Ratios to average net assets:
Net expenses (d)	1.47%	1.54%	1.59%	1.60%	1.60%	1.60%
Gross expenses (d)	1.47%	1.54%	1.59%	1.71%	1.76%	1.84%
Net investment income (d)	1.79%	1.30%	1.21%	1.11%	1.82%	1.09%
Portfolio turnover rate	25%	46%	48%	43%	29%	31%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD HIGH YIELD PORTFOLIO

	Six Months Ended 6/30/07†	Year Ended

Institutional Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$5.36	$5.27	$5.47	$5.40	$4.72	$5.95

Income (loss) from investment operations:
Net investment income (a)	0.20	0.40	0.42	0.44	0.43	0.58
Net realized and unrealized gain (loss)	(0.05)	0.09	(0.19)	0.07	0.69	(1.22)

Total from investment operations	0.15	0.49	0.23	0.51	1.12	(0.64)

Less distributions from:
Net investment income	(0.20)	(0.40)	(0.43)	(0.44)	(0.44)	(0.59)

Total distributions	(0.20)	(0.40)	(0.43)	(0.44)	(0.44)	(0.59)

Redemption fees	—	—	—	— (c)	— (c)	—

Net asset value, end of period	$5.31	$5.36	$5.27	$5.47	$5.40	$4.72

Total Return (b)	2.85%	9.71%	4.33%	9.88%	24.58%	(11.14)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$67,746	$68,452	$75,100	$96,759	$127,765	$78,128
Ratios to average net assets:
Net expenses (d)	0.55%	0.55%	0.55%	0.55%	0.75%	0.75%
Gross expenses (d)	0.89%	0.90%	0.86%	0.89%	0.98%	1.08%
Net investment income (d)	7.57%	7.61%	7.89%	8.11%	8.45%	11.09%
Portfolio turnover rate	16%	29%	22%	49%	68%	229%

	Six Months Ended 6/30/07†	Year Ended

Open Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$5.37	$5.29	$5.48	$5.42	$4.73	$5.95

Income (loss) from investment operations:
Net investment income (a)	0.20	0.39	0.40	0.42	0.42	0.55
Net realized and unrealized gain (loss)	(0.04)	0.08	(0.19)	0.06	0.68	(1.19)

Total from investment operations	0.16	0.47	0.21	0.48	1.10	(0.64)

Less distributions from:
Net investment income	(0.20)	(0.39)	(0.41)	(0.42)	(0.42)	(0.58)

Total distributions	(0.20)	(0.39)	(0.41)	(0.42)	(0.42)	(0.58)

Redemption fees	—	—	0.01	—	0.01	— (c)

Net asset value, end of period	$5.33	$5.37	$5.29	$5.48	$5.42	$4.73

Total Return (b)	2.89%	9.18%	4.22%	9.33%	24.41%	(11.27)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,512	$2,179	$2,986	$7,223	$2,989	$965
Ratios to average net assets:
Net expenses (d)	0.85%	0.85%	0.85%	0.85%	1.05%	1.05%
Gross expenses (d)	2.10%	2.12%	1.78%	1.67%	2.79%	2.48%
Net investment income (d)	7.26%	7.29%	7.47%	7.64%	8.16%	9.84%
Portfolio turnover rate	16%	29%	22%	49%	68%	229%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Financial Statements
June 30, 2007 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of eleven no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard U.S. Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio and Lazard High Yield Portfolio. The Fund offers two different classes of shares of the Portfolios - Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as “diversified” funds, as defined in the Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments — Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income — Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements — In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

(d) Securities Lending — The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At June 30, 2007, the value of the securities on loan and corresponding collateral received were as follows:

	Securities
Portfolio	Loaned	Collateral

Small Cap	$49,896,148	$51,176,266
International Equity	94,929,708	99,773,171
International Small Cap	146,318,109	153,864,894
Emerging Markets	296,964,117	305,781,973
High Yield	15,761,743	16,090,415

All collateral for securities on loan held by the Portfolios was in the form of cash.

In accordance with U.S. generally accepted accounting principles, cash received as collateral for securities lending transactions which is invested in income producing securities is included in the respective Portfolio of Investments. The related amount payable upon the return of the securities on loan, where cash is received as collateral, is shown on the respective Statement of Assets and Liabilities.

(e) Foreign Currency Translation — The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(f) Federal Income Taxes — The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2006, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2008	Expiring 2009

High Yield	$7,011,737	$20,597,061

Portfolio	Expiring 2010	Expiring 2011

International Equity	$56,163,355	$73,199,015
High Yield	15,965,273	2,546,543

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2006, International Small Cap Portfolio elected to defer net capital losses of $6,958,156 arising between November 1, 2006 and December 31, 2006.

(g) Dividends and Distributions — The Fund intends to declare dividends from net investment income daily on shares of High Yield Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(h) Allocation of Expenses — Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Expense Reductions — Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(j) Redemption Fee — Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(k) Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

U.S. Equity Value	0.75%
U.S. Strategic Equity	0.75
Mid Cap	0.75
Small Cap	0.75
U.S. Small Cap Equity Growth	1.00
International Equity	0.75
International Equity Select	0.85
International Strategic Equity	0.75
International Small Cap	0.75
Emerging Markets	1.00
High Yield	0.55

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	1.00%	1.30%
U.S. Strategic Equity	1.05	1.35
Mid Cap	1.05	1.35
U.S. Small Cap Equity Growth	1.25	1.55
International Equity Select	1.15	1.45
International Strategic Equity	N/A	1.45
International Small Cap	N/A	1.43
Emerging Markets	N/A	1.60
High Yield	0.55	0.85

During the period ended June 30, 2007, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	$85,812	$27,783
U.S. Strategic Equity	—	2,444
U.S. Small Cap Equity Growth	67,419	13,059
International Equity Select	40,174	30,013
High Yield	116,891	14,241

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of its fee annually for U.S. Equity Value and U.S. Small Cap Equity Growth Portfolios until the respective Portfolios’ net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio, and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

During the period ended June 30, 2007, the Investment Manager reimbursed the U.S. Small Cap Equity Growth

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

Portfolio $12,944 for trading losses incurred due to a trade entry error.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $60,000 per year, plus $4,000 per meeting attended ($1,500 per meeting attended by telephone and $1,000 for committee, subcommittee or certain other special meetings not held in conjunction with a Board meeting) for the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2007 were as follows:

Portfolio	Purchases	Sales

U.S. Equity Value	$10,718,608	$2,301,671
U.S. Strategic Equity	37,969,821	48,200,305
Mid Cap	286,407,508	234,594,107
Small Cap	97,428,099	131,813,153
U.S. Small Cap Equity Growth	12,863,429	3,031,074
International Equity	176,828,481	446,613,288
International Equity Select	9,167,814	9,089,038
International Strategic Equity	245,085,743	185,872,948
International Small Cap	228,830,016	555,709,530
Emerging Markets	1,851,287,975	905,553,335
High Yield	12,848,531	10,929,435

For the period ended June 30, 2007, U.S. Small Cap Equity Growth Portfolio paid brokerage commissions of $100 to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street’s cost of funds plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.09% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2007, the Fund had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance	Maximum Daily Loan Outstanding	Weighted Average Interest Rate

Small Cap	$ 900,000	$ 900,000	5.75%

7. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8. Reorganization

On December 28, 2006, U.S. Strategic Equity Portfolio acquired the net assets of Lazard Equity Portfolio (“Equity Portfolio”) pursuant to a plan of reorganization approved by Equity Portfolio shareholders on December 28, 2006. The acquisition was accomplished by a tax-free exchange of 4,357,985 Institutional Shares (valued at $51,729,353) and 974,199 Open Shares (valued at $11,583,237) of U.S. Strategic Equity Portfolio for the 3,046,572 Institutional Shares and 680,270 Open Shares of Equity Portfolio outstanding on December 28, 2006. Equity Portfolio’s net assets at that date, including $7,391,365 of unrealized appreciation and $314,647 of accumulated realized net loss, were combined with those of U.S. Strategic Equity Portfolio. The aggregate net assets of U.S. Strategic Equity Portfolio and Equity Portfolio immediately before the reorganization were $66,320,519 and $63,312,590, respectively. The aggregate net assets of U.S. Strategic Equity Portfolio immediately after the reorganization were $129,633,109.

9. Recent Accounting Pronouncements

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“FIN 48”) — was issued and is effective for fiscal years beginning after December 15, 2006. The Securities and Exchange Commission has issued guidance that when applying FIN 48 in computing the net asset value (“NAV”) of the Portfolios on a daily basis, the first day the daily NAV would be impacted would be the last business day in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 prescribes a minimum threshold for financial statement

The Lazard Funds, Inc.
Notes to Financial Statements (concluded)
June 30, 2007 (unaudited)

recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of FIN 48 to the Portfolios, and has determined that there is no impact resulting from the adoption of FIN 48 on the Portfolios’ financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management is evaluating the application of FAS 157 to the Portfolios, and believes the impact resulting from the adoption of FAS 157 will be limited to expanded disclosures in the Fund’s financial statements.

The Lazard Funds, Inc.
Proxy Voting Results
(unaudited)

A special meeting of shareholders was held on April 26, 2007, to vote on the following proposal. The proposal received the required number of votes of shareholders and was adopted.

Proposal 1:	To elect each of Mr. Ashish Bhutani, Ms. Nancy A. Eckl and Mr. Leon M. Pollack as a Fund Director, each to serve for an indefinite term and until his or her successor is duly elected and qualified.

Director	For	Withhold Authority

Ashish Bhutani	218,017,674	3,605,487
Nancy A. Eckl	218,435,275	3,187,886
Leon M. Pollack	218,505,148	3,118,012

The Lazard Funds, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) and Term with the Fund(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Non-Interested Directors:

Kenneth S. Davidson (62)	Director since August 1995

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London.

Nancy A. Eckl (44)	Director since April 2007	Former Vice President, Trust Investments, American Beacon Advisers, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund.

Lester Z. Lieberman (77)	Director since October 1991

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center.

Leon M. Pollack (66)	Director since August 2006	Former Managing Director, Donaldson, Lufkin & Jenrette; Chairman of the Board of Trustees, Adelphi University; Director, J.B. Hanauer & Co. (broker-dealer).

Richard Reiss, Jr. (63)	Director since May 1991	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (59)	Director since September 2004	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis.

Interested Directors(3):

Charles Carroll (46)	Chief Executive Officer, President and Director since June 2004	Deputy Chairman and Head of Global Marketing of the Investment Manager.

Ashish Bhutani (47)	Director since July 2005

Chief Executive Officer of the Investment Manager; from 2001 to December 2002, Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein and member of its Global Corporate and Markets Board and the Global Executive Committee.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 17 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Act that is advised by an affiliate of the Investment Manager. Each Director serves an indefinite term, until his or her successor is elected.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

The Lazard Funds, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) and Term with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (34)	Vice President and Secretary since April 2002	Managing Director and General Counsel of the Investment Manager.

Stephen St. Clair (48)	Treasurer since May 2003	Vice President of the Investment Manager.

Brian Kawakami (57)	Chief Compliance Officer since August 2006	Senior Vice President and Chief Compliance Officer of the Investment Manager; Chief Compliance Officer at INVESCO, from July 2002 to April 2006.

Brian D. Simon (45)	Assistant Secretary since November 2002	Director of the Investment Manager; Vice President, Law & Regulations at J. & W. Seligman & Co., from July 1999 to October 2002.

David A. Kurzweil (33)	Assistant Secretary since April 2005	Vice President of the Investment Manager; Associate at Kirkpatrick & Lockhart LLP, a law firm, from August 1999 to January 2003.

Cesar A. Trelles (32)	Assistant Treasurer since December 2004	Fund Administration Manager of the Investment Manager; Manager for Mutual Fund Finance Group at UBS Global Asset Management, from August 1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

The Lazard Funds, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

The Lazard Funds, Inc.	30 Rockefeller Plaza	Tel 800-823-6300
	New York, NY 10112- 6300	www.LazardNet.com

M F 0 3 1 0 1

ITEM 2. CODE OF ETHICS.

          Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

          Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          The Registrant has a Nominating Committee (the “Committee”) of the Board of Directors (the “Board”), which is currently comprised of all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Registrant. The Committee’s function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant’s outstanding shares or (b) $500,000 of the Registrant’s shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Procedures and Charter, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles Carroll

Charles Carroll
Chief Executive Officer

Date	September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll

Charles Carroll
Chief Executive Officer

Date	September 6, 2007

By	/s/ Stephen St. Clair

Stephen St. Clair
Chief Financial Officer

Date	September 6, 2007